                                                                    Exhibit 10.3

                             RYKOFF-SEXTON, INC.,

                                    Issuer

                                      and

                         NORWEST BANK MINNESOTA, N.A.,

                                    Trustee

                                 ------------

                                   INDENTURE

                         Dated as of November 1, 1993

                                 ------------

                                 $130,000,000

                   8-7/8% Senior Subordinated Notes due 2003

                             CROSS-REFERENCE TABLE

  TIA                                          Indenture
Section                                         Section
-------                                        ---------
310(a)(1).....................................    7.10
   (a)(2).....................................    7.10
   (a)(3).....................................    N.A.
   (a)(4).....................................    N.A.
   (a)(5).....................................    7.10
   (b)........................................    7.8;
                                                  7.10;
                                                 13.2
   (c)........................................    N.A.
311(a)........................................    7.11
   (b)........................................    7.11
   (c)........................................    N.A.
312(a)........................................    2.5
   (b)........................................   13.3
   (c)........................................   13.3
313(a)........................................    7.6
   (b)(1).....................................    N.A.
   (b)(2).....................................    7.6
   (c)........................................    7.6;
                                                 13.2
   (d)........................................    7.6
314(a)........................................    4.7;
                                                  4.8;
                                                 13.2
   (b)........................................    N.A.
   (c)(1).....................................    2.2;
                                                  7.2;
                                                 13.4
   (c)(2).....................................    7.2;
                                                 13.4
   (c)(3).....................................    N.A.
   (d)........................................    N.A.
   (e)........................................   13.5
   (f)........................................    N.A.

  TIA                                                                  Indenture
Section                                                                 Section
-------                                                                ---------
315(a).................................................................   7.1(b)
   (b).................................................................     7.5;
                                                                            7.6;
                                                                           13.2
   (c).................................................................   7.1(a)
   (d).................................................................    6.12;
                                                                          7.1(c)
   (e).................................................................    6.14
316(a)(last sentence)..................................................     2.9
   (a)(1)(A)...........................................................    6.12
   (a)(1)(B)...........................................................    6.13
   (a)(2)..............................................................     N.A.
   (b).................................................................    6.13;
                                                                            6.8
317(a)(1)..............................................................     6.3
   (a)(2)..............................................................     6.4
   (b).................................................................     2.4
318(a).................................................................    13.1


N.A. means Not Applicable
Note: This Cross-Reference Table shall not, for any purpose, be deemded to be a part of the Indenture.

                               TABLE OF CONTENTS


                                                                         PAGE(S)
                                                                         -------
                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1     Definitions..............................................      1
Section 1.2     Incorporation by Reference of TIA........................     23
Section 1.3     Rules of Construction....................................     24

                                  ARTICLE II
                                THE SECURITIES

Section 2.1     Form and Dating..........................................     24
Section 2.2     Execution and Authentication.............................     25
Section 2.3     Registrar and Paying Agent...............................     26
Section 2.4     Paying Agent to Hold Assets in Trust.....................     26
Section 2.5     Securityholder Lists.....................................     27
Section 2.6     Transfer and Exchange....................................     27
Section 2.7     Replacement Securities...................................     28
Section 2.8     Outstanding Securities...................................     28
Section 2.9     Treasury Securities......................................     29
Section 2.10    Temporary Securities.....................................     29
Section 2.11    Cancellation.............................................     29
Section 2.12    Defaulted Interest.......................................     29

                                  ARTICLE III
                                  REDEMPTION

Section 3.1     Right of Redemption......................................     30
Section 3.2     Applicability of Article.................................     30
Section 3.3     Election to Redeem; Notice to Trustee....................     30
Section 3.4     Selection by Trustee of Securities to Be Redeemed........     30
Section 3.5     Notice of Redemption.....................................     31
Section 3.6     Deposit of Redemption Price..............................     32
Section 3.7     Securities Payable on Redemeption Date...................     32

                                  ARTICLE IV
                                   COVENANTS

Section 4.1     Payment of Securities....................................     33
Section 4.2     Maintenance of Office or Agency..........................     33
Section 4.3     Limitation on Restricted Payments........................     34
Section 4.4     Corporate Existence......................................     38
Section 4.5     Payment of Taxes and Other Claims........................     38
Section 4.6     Maintenance of Properties and Insurance..................     38
Section 4.7     Compliance Certificate; Notice of Default................     39
Section 4.8     Provision of Financial Statements........................     40
Section 4.9     Waiver of Stay, Extension or Usury Laws..................     41
Section 4.10    Limitation on Transactions with Affiliates...............     41
Section 4.11    Limitation on Indebtedness...............................     42
Section 4.12    Limitations on Certain Other Indebtedness................     43
Section 4.13    Limitation on Liens with Respect to Pari Passu or
                Subordinated Indebtedness................................     43
Section 4.14    Limitation on Sale of Assets.............................     44
Section 4.15    Limitation on Issuances of Guarantees of and Pledges
                for Indebtedness.........................................     47
Section 4.16    Limitation on Capital Stock of Subsidiaries..............     49
Section 4.17    Limitation on Dividends and Other Payment Restrictions
                Affecting Subsidiaries...................................     49
Section 4.18    Payments for Consent.....................................     50

                                  ARTICLE V
                             SUCCESSOR CORPORATION

Section 5.1     When Company May Merge, Etc..............................     50
Section 5.2     Successor Corporation Substituted........................     53

                                  ARTICLE VI
                        EVENTS OF DEFAULT AND REMEDIES

Section 6.1     Events of Default........................................     53
Section 6.2     Acceleration of Maturity Date; Rescission and Annulment..     56
Section 6.3     Collection of Indebtedness and Suits for Enforcement by
                Trustee..................................................     57
Section 6.4     Trustee May File Proofs of Claim.........................     58

                                      ii

Section 6.5     Trustee May Enforce Claims Without Possession of
                Securities...............................................     59
Section 6.6     Application of Money Collected...........................     60
Section 6.7     Limitation on Suits......................................     60
Section 6.8     Unconditional Right of Holders to Receive Principal and
                Interest.................................................     61
Section 6.9     Restoration of Rights and Remedies.......................     62
Section 6.10    Rights and Remedies Cumulative...........................     62
Section 6.11    Delay or Omission Not Waiver.............................     62
Section 6.12    Control by Holders.......................................     63
Section 6.13    Waiver of Past Default...................................     63
Section 6.14    Undertaking for Costs....................................     64
Section 6.15    Waiver of Stay or Extension Laws.........................     64

                                  ARTICLE VII
                                    TRUSTEE

Section 7.1     Duties of Trustee........................................     65
Section 7.2     Rights of Trustee........................................     66
Section 7.3     Individual Rights of Trustee.............................     67
Section 7.4     Trustee's Disclaimer.....................................     67
Section 7.5     Notice of Default........................................     67
Section 7.6     Reports by Trustee to Holders............................     68
Section 7.7     Compensation and Indemnity...............................     68
Section 7.8     Replacement of Trustee...................................     69
Section 7.9     Successor Trustee by Merger, Etc. .......................     70
Section 7.10    Eligibility; Disqualification............................     71
Section 7.11    Preferential Collection of Claims against Company........     71

                                 ARTICLE VIII
                    DEFEASANCE, SATISFACTION AND DISCHARGE

Section 8.1     Option to Effect Defeasance or Covenant Defeasance.......     71
Section 8.2     Defeasance and Discharge.................................     71
Section 8.3     Covenant Defeasance......................................     72
Section 8.4     Conditions to Defeasance or Covenant Defeasance..........     72
Section 8.5     Satisfaction and Discharge of Indenture..................     75
Section 8.6     Survival of Certain Obligations..........................     76
Section 8.7     Acknowledgement of Discharge by Trustee..................     76
Section 8.8     Application of Trust Assets..............................     76

Section 8.9     Repayment to the Company.................................     77
Section 8.10    Reinstatement............................................     77

                                  ARTICLE IX
                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.1     Supplemental Indentures Without Consent of Holders.......     78
Section 9.2     Amendments, Supplemental Indentures and Waivers with
                Consent of Holders.......................................     79
Section 9.3     Compliance with TIA......................................     81
Section 9.4     Revocation and Effect of Consents........................     81
Section 9.5     Notation on or Exchange of Securities....................     82
Section 9.6     Trustee to Sign Amendments, Etc. ........................     82

                                   ARTICLE X
                          MEETINGS OF SECURITYHOLDERS

Section 10.1    Purposes for Which Meetings May Be Called................     83
Section 10.2    Manner of Calling Meetings...............................     83
Section 10.3    Call of Meetings by Company or Holders...................     84
Section 10.4    Who May Attend and Vote at Meetings......................     84
Section 10.5    Regulations May Be Made by Trustee; Conduct of the
                Meeting; Voting Rights; Adjournment......................     84
Section 10.6    Voting at the Meeting and Record to Be Kept..............     85
Section 10.7    Exercise of Rights of Trustee or Securityholders May
                Not Be Hindered or Delayed by Call of Meeting............     86

                                  ARTICLE XI
                          RIGHT TO REQUIRE REPURCHASE

Section 11.1    Repurchase of Securities at Option of the Holder Upon
                Change of Control........................................     86

                                  ARTICLE XII
                                 SUBORDINATION

Section 12.1    Securities Subordinated to Senior Indebtedness...........     89
Section 12.2    No Payment on Securities in Certain Circumstances........     89

Section 12.3    Securities Subordinated to Prior Payment of All Senior
                Indebtedness on Dissolution, Liquidation or
                Reorganization of Company................................     91
Section 12.4    Securityholders to Be Subrogated to Rights of Holders
                of Senior Indebtedness...................................     93
Section 12.5    Obligations of the Company Unconditional.................     93
Section 12.6    Trustee Entitled to Assume Payments Not Prohibited in
                Absence of Notice........................................     94
Section 12.7    Application by Trustee of Assets Deposited with It.......     94
Section 12.8    Subordination Rights Not Impaired by Acts or Omissions
                of the Company or Holders of Senior Indebtedness.........     95
Section 12.9    Securityholders Authorize Trustee to Effectuate
                Subordination of Securities..............................     95
Section 12.10   Right of Trustee to Hold Senior Indebtedness.............     96
Section 12.11   Article Twelve Not to Prevent Events of Default..........     96
Section 12.12   No Fiduciary Duty of Trustee to Holders of Senior
                Indebtedness.............................................     96

                                 ARTICLE XIII
                                 MISCELLANEOUS

Section 13.1    TIA Controls.............................................     97
Section 13.2    Notices..................................................     97
Section 13.3    Communications by Holders with Other Holders.............     98
Section 13.4    Certificate and Opinion as to Conditions Precedent.......     98
Section 13.5    Statements Required in Certificate or Opinion............     99
Section 13.6    Rules by Trustee, Paying Agent, Registrar................     99
Section 13.7    Legal Holidays...........................................     99
Section 13.8    Governing Law............................................    100
Section 13.9    No Adverse Interpretation of Other Agreements............    100
Section 13.10   No Recourse against Others...............................    101
Section 13.11   Successors...............................................    101
Section 13.12   Duplicate Originals......................................    101
Section 13.13   Severability.............................................    101
Section 13.14   Table of Contents, Headings, Etc. .......................    101

SIGNATURES...............................................................    102

EXHIBIT A --    FORM OF NOTE.............................................    A-1
EXHIBIT B --    FORM OF INDENTURE GUARANTEE..............................    B-1

        INDENTURE, dated as of November 1, 1993, between RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), and NORWEST BANK MINNESOTA, N.A., as Trustee.

        Each party hereto agrees as follows for the benefit of each other party and for the equal and retable benefit of the Holders of the Company's 8-7/8% Senior Subordinated Notes due 2003:

                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

        Section 1.1 Definitions.

        "Acquired Indebtedness" means Indebtedness of a person (i) existing at the time such person becomes a Subsidiary of any other person or (ii) assumed in connection with the acquisition of assets from any other person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such person becoming a Subsidiary of such other person or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any person or the date the acquired person becomes a Subsidiary of such other person.

        "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For purposes of this definition, "control," when used with respect to any specified person, means the power to direct the management and policies of such person directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent" means any Registrar, Paying Agent or co-Registrar.

        "Applicable Premium" means, with respect to a Security, the greater of
(i) 1.0% of the then outstanding principal amount of such Security and
(ii) (A) the present value of all remaining required interest and principal payments due on such Security, computed using a discount rate equal to the Treasury Rate plus 75 basis points, minus (B) the then outstanding principal amount of such Security, minus (C) accrued and unpaid interest paid on the Redemption Date.

        "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction) (collectively, a "transfer"), directly or indirectly, in one or a series of related transactions, of (i) any Capital Stock of any Subsidiary of the Company; (ii) all or substantially all of the properties and assets of any division or line of business of the Company or its Subsidiaries; or (iii) any other properties or assets of the Company or any Subsidiary of the Company, other than in the ordinary course of business. For the purpose of this definition, the term "Asset Sale" shall not include (x) any transfer of (A) properties and assets that is governed by the provisions described under Article Five; or (B) properties and assets of the Company to any Wholly Owned Subsidiary of the Company, or of any Subsidiary of the Company to the Company or any Wholly Owned Subsidiary, (y) exchanges of property by the Company for equivalent property of equivalent value that will be used in the businesses of the Company or its Subsidiaries existing on the date of this Indenture or reasonably related thereto (as determined by the Board of Directors of the Company and, in the case of property with a value in excess of $1,000,000, evidenced in a Board Resolution) or (z) any transfer of properties or assets to a Joint Venture in exchange for an interest in such Joint Venture to the extent that the Company or any Subsidiary is able to make a "Permitted Investment" in such Joint Venture pursuant to clause (vii) of the definition of Permitted Investments.

        "Average Life to Stated Maturity" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by
(ii) the sum of all such principal payments.

        "Bank Credit Facility" means the Credit Agreement dated as of October 25, 1993 between Rykoff-Sexton, Inc. and Bank of America National Trust and Savings Association, as such agreement, in whole or in part, may be amended, renewed, extended, substituted, refunded, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing).

        "Bankruptcy Law" means Title 11 of the United States Code, as amended, or any similar United States Federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

        "Bank Senior Indebtedness" means Senior Indebtedness constituting a monetary obligation of the Company owed under the Bank Credit Facility.

        "Board of Directors" means, with respect to any person, the Board of Directors of such person or any committee of the Board of Directors of such person authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such person.

        "Board Resolution" means, with respect to any person, a duly adopted resolution of the Board of Directors of such person.

        "Business Day" means a day that is not a Legal Holiday.

        "Capital Lease Obligation" of any person means any obligations of such person and its subsidiaries on a consolidated basis under any capital lease or real or personal property which, in accordance with GAAP, is required to be recorded as a capitalized lease obligation.

        "Capital Stock" in any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, in such person, including any Preferred Stock, and any rights (other than debt securities convertible into corporate stock), warrants or options exchangeable for or convertible into such corporate stock or partnership interests.

        "Change of Control" means the occurrence of any of the following events:
(i) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total voting power of all classes of Voting Stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new members of the Board of Directors of the Company whose election to such Board or whose nomination for election by the holders of Voting Stock of the Company was approved by a vote of at least 66-2/3% of the members of the Board of Directors of the Company then still in office who were either members of the Board of Directors of the Company at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors of the Company then in office; (iii) the Company consolidates with or merges with or into any person or conveys, transfers or leases, in any transaction or series of related transactions, all or substantially all of its assets to any person or group of affiliated persons, or any corporation or partnership consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is not reclassified or changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company or where
(A) the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation (other than Redeemable Capital Stock) and (B) no "person" or "group" who did not beneficially own 40% or more of the total outstanding Voting Stock of the Company immediately prior to such transaction beneficially own, immediately after such transaction, directly or indirectly, more than 40% of the total outstanding Voting Stock of the surviving corporation); or (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described in Article Five.

        "Change of Control Offer" shall have the meaning specified in
Section 11.1.

        "Change of Control Purchase Date" shall have the meaning specified in
Section 11.1.

        "Change of Control Purchase Price" shall have the meaning specified in
Section 11.1.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

        "Common Stock" shall mean the common stock, par value $.10 per share, of the Company, now or hereafter issued.

        "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor.

        "Consolidated EBITDA" means, for any period, as applied to any person, the sum of Consolidated Net Income (Loss), Consolidated Fixed Charges, Consolidated Income Tax Expense and Consolidated Non-Cash Charges deducted in computing Consolidated Net Income (Loss), in each case for such period of such person and its Subsidiaries on a consolidated basis, determined in accordance with GAAP.

        "Consolidated Fixed Charge Coverage Ratio" means, for any period, as applied to any person, the ratio of Consolidated EBITDA for such period of such person to the Consolidated Fixed Charges for such period of such person; provided that in making such computation, (i) the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and
(A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of such person, a fixed or floating rate of interest, shall be computed by applying at the option of such person, either the fixed or floating rate, (ii) the Consolidated Interest Expense of such person attributable to interest or any Indebtedness under a revolving credit facility computed on a pro forma basis shall be computed based upon the average daily balance of such Indebtedness during the applicable period, (iii) the one-time restructuring charge of $31 million incurred during the fiscal year ended May 1, 1993 shall be excluded from the computation of Consolidated Net Income (Loss) for purposes of this definition, to the extent it would otherwise be included therein, and (iv) the Fixed Charges of any consolidated Subsidiary whose net income is excluded from Consolidated Net Income (Loss) pursuant to clause (vi) of the definition thereof shall be excluded from the computation of Consolidated Fixed Charges for the purposes of this definition to the extent of the excluded net income.

        "Consolidated Fixed Charges" means, for any period, as applied to any person, the sum of Consolidated Interest Expense and one-third of Consolidated Rental Payments, in each case for such period of such person.

        "Consolidated Income Tax Expense" means, for any period, as applied to any person, the provision for federal, state, local and foreign income taxes of such person and its consolidated Subsidiaries for such period as determined in accordance with GAAP.

        "Consolidated Interest Expense" of any person means, without duplication, for any period, as applied to any person, the sum of (a) the interest expense of such person and its consolidated Subsidiaries for such period, on a consolidated basis, including, without limitation, (i) amortization of debt discount, (ii) the net cost under Interest Rate Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation which in accordance with GAAP is required to be reflected on an income statement, (iv) all commissions, discounts and other fees and charges owned with respect to letters of credit and bankers' acceptance financing and
(v) accrued interest, plus (b) the interest expense attributable to Capital Lease Obligations paid, accrued or scheduled to be paid or accrued by such person and its consolidated Subsidiaries during such period (but without inclusion of the same obligation more than once), and excluding amortization of financing fees relating to the issuance of the Securities and the execution of the Bank Credit Facility substantially concurrently therewith, in each case as determined in accordance with GAAP.

        "Consolidated Net Income (Loss)" of any person means, for any period, the consolidated net income (or loss) of such person and its consolidated Subsidiaries for such period as determined in accordance with GAAP, adjusted to the extent included in calculating such net income (loss), by excluding, without duplication, (i) all extraordinary gains and losses (less all fees and expenses relating thereto), net of taxes, (ii) the portion of net income (or loss) of such person and its consolidated Subsidiaries allocable to minority interests in unconsolidated persons to the extent that cash dividends or distributions have not actually been received by such person or one of its consolidated Subsidiaries, (iii) net income (or loss) of any person combined with such person or any of its subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) net gains or losses (less all fees and expenses relating thereto), net of taxes, in respect of dispositions of assets other than in the ordinary course of business or (vi) the net income of any

Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its shareholders ("Applicable Obligations") (provided that net income of such Subsidiary shall not be so excluded to the extent of the principal amount of any bona fide debt obligation owing to the parent of such Subsidiary that is payable on demand (but only to the extent that such Subsidiary is not prohibited by any Applicable Obligations from making payments to its parent under such debt obligations)).

        "Consolidated Net Worth" of any person means the consolidated stockholders' equity (excluding Redeemable Capital Stock) of such person and its Subsidiaries, as determined in accordance with GAAP.

        "Consolidated Non-Cash Charges" of any person means, for any period, the aggregate depreciation, amortization and other non-cash expenses of such person and its consolidated Subsidiaries for such period, as determined in accordance with GAAP.

        "Consolidated Rental Payments" means, for any period, as applied to any person, the aggregate amount of all rents paid or scheduled to be paid by such person and its Subsidiaries as lessee during such period under all leases of any property (other than any lease that constitutes a Capital Lease Obligation).

        "Currency Protection Obligation" means all monetary obligations of every nature under or in respect of currency exchange contracts relating to exchange and currency risks associated with payments denominated in foreign currencies arising in the ordinary course of business.

        "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any bankruptcy or similar law.

        "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

        "Disinterested Director" of any person means, with respect to any transaction or series of related transactions, a member of the Board of Directors of such person who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

        "Event of Default" shall have the meaning specified in Section 6.1.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

        "Existing Joint Ventures" means the Joint Ventures in the countries of Mexico and India involving the Company and Tone Brothers, respectively, in each case in existence on the date of this Indenture.

        "Final Change of Control Put Date" shall have the meaning specified in
Section 11.1.

        "Final Put Date" shall have the meaning specified in Section 4.14.

        "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

        "Guarantee" means the guarantee by any Guarantor of the Indenture Obligations.

        "Guaranteed Debt" of any person means, without duplication, all Indebtedness of any other person guaranteed directly or indirectly in any manner by such person, or in effect guaranteed directly or indirectly by such person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

        "Guarantor" means any guarantor of all or any portion of the Indenture Obligations.

        "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

        "Incur" shall have the meaning specified in Section 4.11.

        "Indebtedness" means, with respect to any person, without duplication,
(i) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such person in connection with any letters of credit issued under letter of credit facilities, and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such person now or hereafter outstanding, (ii) all obligations of such person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such person, (v) all Capital Lease Obligations of such person,
(vi) all Indebtedness referred to in clauses (i) through (v) above of other persons and all dividends of other persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such person, even through such person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligations being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (vii) all Guaranteed Debt of such person, (viii) all Redeemable Capital Stock (valued at the greater of book value and voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends), and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses
(i) through (viii) above. For purposes hereof, (x) the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock, and (y) Indebtedness is deemed to be incurred pursuant to a revolving credit facility each time an advance is made thereunder.

        "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

        "Indenture Guarantee" means a guarantee, substantially in the form of Exhibit B hereto, fully and unconditionally guaranteeing the due and punctual payment of all amounts due under this Indenture, when and if they become due, which guarantee is subordinated to the claims against the issuer thereof in respect of Indebtedness of such issuer that, if such Indebtedness of such issuer that, if such Indebtedness of such issuer were Indebtedness of the Company, would be Senior Indebtedness to the same extent as the Securities are subordinate to Senior Indebtedness under this Indenture.

        "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, including any Guarantor, to pay principal, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with this Indenture, the Securities and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities, according to the terms thereof.

        "Interest Payment Date" means the stated due date of an installment of interest on the Securities.

        "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and/or other types of interest rate hedging agreements from time to time.

        "Investments" means, with respect to any person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such person of any Capital Stock, bonds, notes, debentures or other securities issued or owned by any other person and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. "Investments" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices. For purposes of the definition of "Unrestricted Subsidiary" and
Section 4.3 only, (i) "Investment" shall include the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Subsidiary of the Company at the time that such Subsidiary is designated an Unrestricted Subsidiary of the Company and shall exclude the portion (proportionate to the Company's equity interest in such Unrestricted Subsidiary) of the fair market value of the net assets of any Unrestricted Subsidiary of the Company at the time that such Unrestricted Subsidiary is designated a Subsidiary of the Company; and (ii) any property transferred to or from an Unrestricted Subsidiary of the Company or an Existing Joint Venture shall be valued at its fair market value at the time of such transfer, in each case as determined by the Board of Directors of the Company in good faith.

        "Issue Date" means the date of first issuance of the Securities under this Indenture.

        "Joint Venture" means a partnership or comparable or similar enterprise or association between a person and one or more (but fewer than ten) other persons formed for the conduct of a business activity, but shall not include a Subsidiary.

        "Legal Holiday" shall have the meaning provided for in section 13.7.

        "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), security interest, hypothecation or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired.

        "Los Angeles Facility" means the Company's existing facilities in Los Angeles, California, together with the adjoining real property, or any interest therein.

        "Material Subsidiary" of a person means a Subsidiary which, together with its consolidated Subsidiaries, has assets or revenues equal to or greater than five percent (5%) of the assets or revenues, respectively, of the Company and its Subsidiaries on a consolidated basis.

        "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, the Offer Date or the Redemption Date and whether by declaration of acceleration, Offer in respect of Excess Proceeds, Change of Control, call for redemption or otherwise.

        "Net Cash Proceeds" means (a) with respect to any Asset Sale by any person, the proceeds thereof in the form of cash or cash equivalents including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or cash equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary of the Company) net of (i) brokerage commissions and other reasonable fees and expenses (including reasonable fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire indebtedness where payment of such indebtedness is secured by the assets or properties that are the subject of such Asset Sale, (iv) amounts required to be paid to any person (other than the Company or any Subsidiary of the Company) owning beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Subsidiary of the Company, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary of the Company, as the case may be, after such Asset sale, including, without limitation, pension and post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock, as referred to under Section 4.3, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or cash equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary of the Company), net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

        "Offer" means any offer made by the Company to Holders of the Securities pursuant to the provisions of Section 4.14.

        "Offer Date" shall have the meaning specified in Section 4.14.

        "Offered Price" shall have the meaning specified in Sections 4.14.

        "Officer" means, with respect to the Company, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Chief Accounting Officer, the Controller, or the Secretary of the Company.

        "Officers' Certificate" means, with respect to the Company, a certificate signed by the two Officers of by an Officer and an Assistant Secretary of the Company and other wise complying with the requirements of Sections 13.4 and 13.5.

        "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections
13.4 and 13.5. Unless otherwise required by the Trustee, the counsel may be inside counsel to the Company.

        "Pari Passu Debt Amount" shall have the meaning specified in Section
4.14.

        "Pari Passu Indebtedness" means any Indebtedness of the Company that is pari passu in right of payment to the Securities.

        "Pari Passu Offer" shall have the meaning specified in Section 4.14.

        "Paying Agent" shall have the meaning specified in Section 2.3.

        "Payment Default" shall have the meaning specified in Section 6.1.

        "Permitted Indebtedness" means the following:

                (i) Indebtedness of the Company under the Bank Credit Facility in an aggregate principal amount at any one time outstanding not to exceed $100,000,000 (less the amount of any permanent reductions in commitments or forth under sections 4.14); and Indebtedness of the Company under reimbursement obligations relating to letters of credit issued under the Bank Credit Facility in an aggregate amount at any one time outstanding not to exceed $15,000,000;

                (ii) Indebtedness of the Company pursuant to the Securities and Indebtedness of any Subsidiary pursuant to any Guarantee;

                (iii) Indebtedness of the Company and its Subsidiaries oustanding on the date of this Indenture;

                (iv) Indebtedness of the Company owing to a Subsidiary of the Company; provided that any such Indebtedness is subordinated in right of payment and performance of the Company's obligations under the Securities; provided further that (a) any deposition, pledge or transfer of any such Indebtedness to a person (other than a Subsidiary of the Company) shall be deemed to be an incurrence of such Indebtedness by the obligor not permitted by this clause (iv) and (b) any transaction pursuant to which any Subsidiary, to which the Company owes any Indebtedness, ceases to be a Subsidiary of the Company shall be deemed to be the incurrence of Indebtedness by the Company that is not permitted by this clause (iv);

                (v) Indebtedness of a Subsidiary owing to the Company or another Subsidiary of the Company outstanding on the date of this Indenture or incurred in the ordinary course of business consistent with past practice; provided that any (a) Indebtedness of a Guarantor owing to a Subsidiary which is not a Guarantor shall be subordinated in right of payment and performance of such Subsidiary obligations under its Guarantee; (b) any deposition, pledge or transfer of any such Indebtedness to a person (other than the Company or a Subsidiary) shall be deemed an incurrence of such Indebtedness by the obligor not permitted by this clause (v); and (c) any transaction pursuant to which any Subsidiary, ceases to be a Subsidiary shall be deemed to be the incurrence of such Indebtedness by such Subsidiary, that is not permitted by this clause (v);

                (vi) obligations of the Company entered into the ordinary course of business pursuant to Interest Rate Agreements designed to protect the Company or any Subsidiary of the Company against fluctuations in interest rates in respect of Indebtedness of the Company or any of its Subsidiaries, which obligations, do not exceed the aggregate principal amount of such Indebtedness;

                (vii) Indebtedness of the Company and any Subsidiary of the Company under reimbursement obligations relating to trade letters of credit issued in the ordinary course of business;

                (viii) Indebtedness of the Company or any of its Subsidiaries incurred pursuant to Currency Protection Obligations in amounts not in excess of the amounts reasonably necessary to limit the Company's or such Subsidiary's exposure to foreign currency fluctations with respect to sales or expenses to sales or expenses of the Company or such Subsidiary dominated in such foreign currenices and expected to be received or paid within the succeeding year.

                (ix) Indebtedness of the Company or any Subsidiary incurred to finance the acquisition and construction of a new distribution facility in the Los Angeles area in an aggregate principal amount outstanding at any given time not to exceed $45,000,000;

                (x) Indebtedness of the Company or any Subsidiary incurred to finance the acquisition and construction of a new manufacturing facility (and ofr related equipment) for Tone Brothers, in an aggregate principal amount oustanding at any given time not to exceed $20,000,000 less the amount of such Indebtedness incurred prior to the date of this Indenture;

                (xi) Indebtedness of any Subsidiary that if ofrmed solely for the purpose of holding accounts receivable of the Company, in an amount not to exceed 85% of the book value of such accounts receivable, provided that such Indebtedness is non-recourse to the Company and any of its Subsidiaries;

                (xii) Indebtedness of the Company or any Subsidiary that is evidenced by letters of credit issued in the ordinary course of business consistent with past practice to support the Company's or any Subsidiary's insurance or self-insurance obligations (including to secure workers' compensation and other similar insurance coverage) or to support surety bonds or appeal bonds provided by the Company or a Subidiary in the ordinary course of business;

                (xiii) Indebtedness of the Company or any Subsidiary (which may be Acquired Indebtedness) in addition to that described in clauses (i) through
(xii) of this definition of "Permitted Indebtedness" in an aggregate principal amount outstanding at any given time not to exceed $30,000;

                (xiv) Guarantees of any Subsidiary of the Company made in accordance with the provisions of Section 4.15; and

                (xv) any renewals, extensions, substitutions, refundings, refinancings or replacements (collectively, a "refinancing") of any Indebtedness described in clauses (ii), (iii), (ix) and (x) of this definition of "Permitted Indebtedness" including any successive refinancings so long as the obligors with respect to such refinancing Indebtedness are the same as those with respect to the Indebtedness refinanced thereby and the aggregate principal amount (or, if such Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) so refinanced plus accrued interest on such Indebtedness at the time of refinancing plus the lesser of (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing and, in the case of Pari Passu or Subordinated Indebtedness, such refinancing does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness.

        "Permitted Investments" means (i) Investments in any Wholly Owned Subsidiary or any person which, as a result of such Investment, becomes a Wholly Owned Subsidiary; (ii) Investments in the Securities; (iii) Indebtedness of the Company owing to a Subsidiary of the Company permitted under clause (iv) of the definition of "Permitted Indebtedness" and Indebtedness of a Wholly Owned Subsidiary owing to the Company or another Wholly Owned Subsidiary permitted under clause (v) of the definition of "Permitted Indebtedness;" (iv) Temporary Cash Investments; (v) Investments in existence on the date of this Indenture;
(vi) loans or advances provided by the Company in the ordinary course of its business to its officers and employees consistent with past practices; and (vii) Investment in any person in addition to that described in clauses (i) through
(vi) of this definition of "Permitted Investments" not to exceed $10,000,000 in the aggregate at any time outstanding.

        "Permitted Payment" shall have the meaning specified in Section 4.3.

        "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

        "Preferred Stock" means, with respect to any person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such persons, over Capital Stock of any other class in such person.

        "principal" of any Indebtedness (including the Securities) means the principal of such Indebtedness plus the premium, if any, on such Indebtedness.

        "property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

        "Qualified Capital Stock" of any person means any and all Capital Stock of such person other than Redeemable Capital Stock.

        "Record Date" means the Record Dates specified in the Securities whether or not such Record Date is a Business Day.

        "Redeemable Capital Stock" means any Capital Stock that, either by its terms or by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to any Stated Maturity of the principal of the Securities or is redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

        "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture and Paragraph 5 in the form of Security.

        "Redemption Price," when used with respect to any Security to be redeemed, means the redemption price for such redemption pursuant to Paragraph 5 in the form of Security.

        "Registrar" shall have the meaning specified in Section 2.3.

        "Reorganization Distribution" shall have the meaning specified in
Section 12.2.

        "Restricted Payment" means, with respect to any person, (a) any declaration or payment of any dividend on, or any distribution to holders of, the Company's Capital Stock (other than dividends or distributions payable in Qualified Capital Stock of the Company); (b) any purchase, redemption or other acquisition or retirement for value of, directly or indirectly, any Capital Stock of the Company or any Affiliate of the Company (other than any Wholly Owned Subsidiary of the Company); (c) any principal payments on, or repurchase, redemption, defeasance, retirement or other acquisition for value of, directly or indirectly, prior to any scheduled principal payment, sinking fund or maturity, any Subordinated Indebtedness (provided, that the exercise of any right of holders of such Subordinated Indebtedness to elect to have such Subordinated Indebtedness repaid or repurchased, whether upon the happening of any event or otherwise, shall be considered a purchase or redemption prior to the scheduled principal payment or maturity of such Subordinated Indebtedness);
(d) any declaration or payment of any dividend or distribution on any Capital Stock of any Subsidiary of the Company to any person (other than, with respect to any such Capital Stock held by the Company or any of its Wholly Owned Subsidiaries, to the owners of such Capital Stock) or purchase, redemption or other acquisition or retirement for value of any Capital Stock of any Subsidiary of the Company held by any person (other than the Company or any of its Wholly Owned Subsidiaries); (e) any creation, issuance, assumption or other direct or indirect liability for or with respect to or other incurrence of any guarantee of Indebtedness of any Affiliate of the Company (other than a Subsidiary of the Company); or (f) any Investment in any person (other than any Permitted Investments); provided, however, that the term "Restricted Payment" does not include any action that is a Permitted Payment under Section 4.3 hereof.

        "Securities" means the 8-7/8% Senior Subordinated Notes due 2003, as supplemented from time to time in accordance with the terms hereof, issued under this Indenture.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

        "Security Amount" shall have the meaning specified in Section 4.14.

        "Senior Indebtedness" means the principal of, and premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable in such proceeding) fees and charges on, any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. As it relates to Bank Senior Indebtedness, Senior Indebtedness includes the costs and expenses, if any, reasonably incurred by holders of Bank Senior Indebtedness in negotiating and consummating such Indebtedness, renewals, extensions, substitutions, refundings, refinancings or replacements of, or enforcement or collection of, Bank Senior Indebtedness (including, without limitation, either the reasonable estimate of the allocated cost of in-house counsel and staff or the cost of outside counsel) to the extent the Company is obligated therefor. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness that is subordinate or junior in right of payment to any other Indebtedness of the Company, (iii) Indebtedness which, when incurred and without respect to the effect of
Section 1111(b) of Title 11 United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock,
(v) any liability for foreign, federal, state, local or other taxes owed or owing by the Company, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company and (vii) that portion of any Indebtedness which at the time of incurrence, is incurred in violation of this Indenture.

        "Specified Senior Debt" means (i) all Bank Senior Indebtedness and (ii) any other Senior Indebtedness of the Company having an initial principal amount (or, if such Senior Indebtedness is issued at a discount, an initial issue price) of at least $20,000,000 and designated by the Company as Specified Senior Debt in a notice to the Trustee pursuant to the terms of this Indenture, which notice shall indicate the amount of such Specified Senior Debt and the trustee or representative thereof (if any).

        "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

        "Subordinated Indebtedness" means, with respect to the Company, Indebtedness of the Company, and with respect to any Guarantor, Indebtedness of such Guarantor, in each case subordinated in right of payment to the Securities.

        "subsidiary," with respect to any person, means any other person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by such person or by one or more other subsidiaries, or by such person and one or more other subsidiaries.

        "Subsidiary," with respect to any person, means any other person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by such person or by one or more other Subsidiaries, or by such person and one or more other Subsidiaries; provided that an Unrestricted Subsidiary of any person (and subsidiaries of such an Unrestricted Subsidiary) shall not be deemed a Subsidiary of such person for purposes of this Indenture.

        "Surviving Entity" shall have the meaning specified in Section 5.1(a).

        "Temporary Cash Investments" means (i) any evidence of Indebtedness, maturity not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof, and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) organized and existing under the laws of the United States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000,
(v) marketable direct obligations of any state, city or municipality or any agency thereof maturing not more than one year from the date of acquisition and rated AA or AAA according to S&P and Aaa or Aa according to Moody's and (vi) investments in money market funds substantially all of whose assets are comprised of Temporary Cash Investments described in clauses (i) through (v).

        "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code 77aaa-77bbbb) as in effect on the date of the execution of this Indenture.

        "Tone Brothers" means Tone Brothers, Inc., an Iowa corporation.

        "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by, and published in, the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the date fixed for redemption of the Securities following a Change of Control (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Average Life to Stated Maturity of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Average Life to Stated Maturity of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

        "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

        "Trust Officer" means any officer within the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the corporate trust department (or any successor group) of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

        "Unrestricted Subsidiary" of any person means any subsidiary of such person that would but for this definition of "Unrestricted Subsidiary" be a Subsidiary of such person organized or acquired after the date of this Indenture as to which all of the following conditions apply: (a) neither such person nor any of its other Subsidiaries provides credit support for any Indebtedness of such subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness); (b) such subsidiary is not liable, directly or indirectly, with respect to any Indebtedness other than Unrestricted Subsidiary Indebtedness;
(c) neither such person nor any of its Subsidiaries has made an Investment in such subsidiary unless such Investment was permitted by the provisions described under Section 4.3; and (d) the Board of Directors of such person, as provided below, shall have designated such subsidiary to be an Unrestricted Subsidiary on or prior to the date of organization or acquisition of such subsidiary. Any such designation by the Board of Directors of such person shall be evidenced to the Trustee by filing with the Trustee a Board Resolution giving effect to such designation complies with the foregoing conditions. The Board of Directors of any person may designate any Unrestricted Subsidiary of such person as a Subsidiary of such person; provided that (i) immediately after giving pro forma effect to such designation, such person could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the restriction under Section 4.11; or, if it could not incur such additional Indebtedness, the Consolidated Fixed Charge Coverage Ratio of the person immediately after such designation would be no less than it was immediately prior to such redesignation and (ii) all Indebtedness of such Unrestricted Subsidiary shall be deemed to be incurred by the person on the date such Unrestricted Subsidiary becomes a Subsidiary. Any subsidiary of an Unrestricted Subsidiary shall be an Unrestricted Subsidiary for purposes of this Indenture.

        "Unrestricted Subsidiary Indebtedness" of any Unrestricted Subsidiary of any person means Indebtedness of such Unrestricted Subsidiary (a) as to which neither such person nor any Subsidiary of such person is directly or indirectly liable (by virtue of such person or any such Subsidiary being the primary obligor on, guarantor of, or otherwise liable in any respect to, such Indebtedness) and (b) which, upon the occurrence of a default with respect thereto, does not result in, or permit any holder of any Indebtedness of such person or any Subsidiary of such person to declare, a default on such Indebtedness of such person or any Subsidiary of such person or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

        "U.S. Government Obligations" means direct non-callable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

        "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

        "Voting Stock" means Capital Stock of the class or classes pursuant to which the holders thereof have (i) in respect of a corporation, the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) or (ii) in respect of a partnership, the general voting power under ordinary circumstances to elect the board of directors or other governing board of such partnership.

        "Wholly Owned Subsidiary" means a Subsidiary of the Company all the outstanding Capital Stock (other than directors' qualifying shares) of which are owned by the Company or another Wholly Owned Subsidiary.

        Section 1.2  Incorporation by Reference of TIA.

Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

        "indenture securities" means the Securities.

        "indenture security holder" means a Holder or a Securityholder.

        "indenture to be qualified" means this Indenture.

        "indenture trustee" or "institutional trustee" means the Trustee.

        "obligor" on the indenture securities means the Company or any other obligor on the Securities.

        All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

        Section 1.3  Rules of Construction.

        Unless the context otherwise requires:

        (1)  a term has the meaning assigned to it;

        (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

        (3)  "or" is not exclusive;

        (4) words in the singular include the plural, and words in the plural include the singular;

        (5)  provisions apply to successive events and transactions;

        (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

        (7) references to Sections or Articles means reference to such Section or Article in this Indenture unless stated otherwise.

                                  ARTICLE II
                                THE SECURITIES

        Section 2.1  Form and Dating.

        The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the form of Security attached as Exhibit A hereto shall be delivered in writing to the Trustee. Each Security shall be dated the date of its authentication.

        The terms and provisions contained in the forms of Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

        Section 2.2  Execution and Authentication.

        Two Officers, or an Officer and an Assistant Secretary, shall sign, or one Officer shall sign and one Officer or an Assistant Secretary shall attest to, the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

        If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

        A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

        The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $130,000,000 upon a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $130,000,000, except as provided in Section 2.7 or 2.8. Upon the written order of the Company in the form of an Officer's Certificate, the Trustee shall authenticate Securities in substitution of Securities originally issued to reflect any name change of the Company.

        The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any Affiliate of the Company or any of their respective Subsidiaries.

        Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

        Section  2.3  Registrar and Paying Agent.

        The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities may be served. The Company may act as its own Registrar or Paying Agent, except that for the purposes of Articles Three, Eight, Eleven and
Section 4.14 neither the Company nor any Affiliate of the Company shall act as Paying Agent. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company initially appoints the Trustee as Registrar and Paying Agent.

        The Company shall enter into an appropriate written agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

        Section  2.4  Paying Agent to Hold Assets in Trust.

        The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities (whether such assets have been distributed to it by the Company, any Guarantor or any other obligor on the Securities), and shall notify the Trustee in writing of any Default by the Company or any Guarantor (or any other obligor on the Securities) in making any such payment. If the Company or any Affiliate of the Company acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund for the benefit of the Holders or the Trustee. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any Payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent (if other than the Company) shall have no further liability for such assets.

        Section 2.5  Securityholder Lists.

        The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before the third Business Day preceding each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

        Section 2.6  Transfer and Exchange.

        When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Section 2.2, 2.10, 4.14 or 11.1). The Registrar or co-Registrar shall not be required to register the transfer of or exchange of (a) any Security selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Security being redeemed in part, or (b) any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities and ending at the close of business on the day of such mailing.

        Section  2.7  Replacement Securities.

        If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims and submits an affidavit or other evidence, satisfactory to the Trustee, to the Trustee to the effect that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company, any Guarantor and the Trustee, to protect the Company, any Guarantor, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Security.

        Every replacement Security is an additional obligation of the Company and any Guarantor.

        Section  2.8  Outstanding Securities.

        Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security, except as provided in Section 2.9.

        If a Security is replace pursuant to Section 2.7 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.7.

        If on a Redemption Date or the Maturity Date the Paying Agent (other than the Company or an Affiliate of the Company) holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date and payment of the Securities called for redemption is not otherwise prohibited, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

        Section  2.9  Treasury Securities.

        In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, Securities owned by the Company and Affiliates of the Company shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any usch direction, amendment, supplement, waiver or consent, only Securities that the Trustee knows or has reason to know are so owned shall be disregarded.

        Section  2.10  Temporary Securities.

        Until defintive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

        Section  2.11  Cancellation.

        The comapny and any Guaurantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or an Affiliate of the Company), and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.7, the Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation.

        Section  2.12  Defaulted Interest.

        If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder with a copy to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

                                  ARTICLE III
                                  REDEMPTION

        Section  3.1  Right of Redemption.

        The Securities may be redeemed at the election of the Company, in whole or in part, at any time on or after November 1, 1998, at the Redemption Prices specified in paragraph 5 in the form of Security attached as Exhibit A, in each case, together with accrued and unpaid interest to the Redemption Date.

        The Securities may be redeemed at the election of the Company, in whole or in part, at any time on or prior to November 1, 1998, within 180 days after a Change of Control upon not less than 30 nor more than 60 days' prior notice at a Redemption Price equal to the sum of (i) the principal amount thereof plus (ii) accrued and unpaid interest, if any, to the Redemption Date plus (iii) the Applicable Premium.

        Section  3.2  Applicability of Article.

        Redemption of Securities, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Three.

        Section  3.3  Election to Redeem; Notice to Trustee.

        The election of the Company to redeem any Securities pursuant to Section
3.1 shall be evidenced by a Board Resolution of the Company. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

        Section  3.4  Selection by Trustee of Securities to Be Redeemed.

        If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected no more than 60 days prior to the Redemption

Date by the Trustee, from the outstanding Securities not previously called for redemption, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

        The Trustee shall promptly notify the Company and each Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

        Section 3.5  Notice of Redemption.

        Notice of Redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the security register.

        All notices of redemption shall state:

                (1) the Redemption Date,

                (2) the Redemption Price and the amount of accrued and unpaid interest to be paid upon such redemption,

                (3) if less than all the outstanding Securities are to be redeemed, the identification (and, in case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                (6) the CUSIP number of the Securities to be redeemed.

        Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

        Section 3.6  Deposit of Redemption Price.

        Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.4) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued and unpaid interest on, all the Securities which are to be redeemed on that date.

        Section 3.7  Securities Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid for by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Interest Payment Date is on or prior to the Redemption Date shall be payable to the Holders of such Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Sections 2.12.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

        Section 4.1  Payment of Securities.

        The Company shall pay the prinicpal of and interest on the Securities on the dates and in the manner provided in the Securities. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders on that date U.S. Legal Tender designated for amd sufficient to pay the installment.

        The Company shall pay interest on overdue principal and on overdue installments of interest at the rate specified in the Securities compounded semi-annually, to the extent lawful.

        Section 4.2  Maintenance of Office or Agency.

        The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish and demands may be made thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.2.

        The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

        Section 4.3  Limitation on Restricted Payments.

                (a) The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment, unless after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (i) no Default or Event of Default shall have occurred and be continuing and such Restricted Payment shall not be an event whcih is, or after notice or lapse of time or both would be, an "event of default" under the terms of any other Indebtedness of the Company or its Subsidiaries in excess and $10,000,000 in principal amount outstanding; (ii) immediately before and immediately after giving effect to such transaction on a proforma basis, the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the provisions described under Section 4.11; and (iii) the aggregate amount of all such Restricted Payments declared or made after the date this Indenture does not exceed the sum of:

                        (A) 50% of the Consolidated Net Income of the Company accrued on a cumulative basis during the period commencing on the date of this Indenture and ending on the last day of the Company's fiscal quarter ending immediately prior to the date of the Restricted Payment (or, if such Consolidated Net Income shall be a loss, minus 100% of such loss);

                        (B) the aggregate Net Cash Proceeds received by the Company after the date of this Indenture from issuance or sale (other than to any of its Subsidiaries) of Qualified Capital Stock of the Company (except, in each case, to the extent such proceeds are used to purchase, redeem ot otherwise retire Capital Stock or Subordinated Indebtedness as set forth below);

                        (C) the aggregate Net Cash Proceeds received by the Company after the date of this Indenture from the issuance or sale (other than to any of its Subsidiaries) of any debt securities or Redeemable Capital Stock of the Company to the extent such debt securities or Redeemable Capital Stock were originally issued or sold for cash, plus any Net Cash Proceeds received by the Company at the time of such conversion or exchange; and

                        (D) an amount equal to the net reduction in Investments in Unrestricted Subsidiaries or Existing Joint Ventures resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any Subsidiary of the Company from Unrestricted Subsidiaries of the Company or Existing Joint Ventures, or from the redesignation of Unrestricted Subsidiaries of the Company as Subsidiaries of the Company (valued in each case as provided in the definition of "Investments" in Section 1.1), or resulting from the receipt of proceeds from the sale or other disposition of an Unrestricted Subsidiary of the Company or an Existing Joint Venture, not to exceed in the case of any Unrestricted Subsidiary of the Company or Existing Joint Venture the amount of Investments previously made by the Company or any Subsidiary in such Unrestricted Subsidiary or Existing Joint Venture and which was treated as a Restricted Payment.

             (b) Notwithstanding the foregoing, and so long as no Default or Event of Default is continuing, the foregoing provisions shall not prohibit the following actions (each being referred to as a "Permitted Payment"):

                        (i) The payment of any dividend or distribution within 60 days after the date of declaration thereof, if at such date of declaration such payment would be permitted by the provisions of paragraph (a) of this Section 4.3 and such payment shall be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) of this Section 4.3;

                        (ii) the repurchase, redemption, or other acquisition or retirement of any Capital Stock of the Company in exchange for (including any such exchange pursuant to the exercise of a conversion right or privilege where, in connection therewith, cash is paid in lieu of the issuance of fractional shares or scrip), or in an amount not in excess of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to a Subsidiary of the Company) of Qualified Capital Stock of the Company; provided that the Net Cash Proceeds from the issuance of such shares of Qualified Capital Stock shall, to the extent so utilized, be excluded from clause (iii)(B) of paragraph (a) of this Section 4.3;

                (iii) any repurchase, redemption, defeasance, retirement or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or in an amount not in excess of the Net Cash Proceeds of, a substantially concurrent issuance and sale for cash (other than to any Subsidiary of the Company) of Qualified Capital Stock or other Subordinated Indebtedness ((A) with a final maturity later than that of the Securities, (B) with an Average Life to Stated Maturity later than the Average Life to Stated Maturity of the Indebtedness repurchased, redeemed, defeased, retired or acquired and (C) which is not, and upon the happening of an event or the passage of time would not be, redeemable pursuant to the terms thereof prior to any Stated Maturity of the principal of the Securities and is not redeemable at the option of the Holder thereof at any time prior to any such Stated Maturity) of the Company; provided that the Net Cash Proceeds from the issuance of such Qualified Capital Stock shall, to the extent so utilized, be excluded from clause (iii)(B) of paragraph (a) of this
        Section 4.3;

                (iv) the repurchase, redemption, defeasance, retirement, refinancing, acquisition for value or payment of principal of any Subordinated Indebtedness (other than Redeemable Capital Stock) (a "refinancing") through the issuance of new Subordinated Indebtedness of the Company, provided that any such new Subordinated Indebtedness
        (1) shall be in a principal amount that does not exceed the principal amount so refinanced (or, if the Subordinated Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration or acceleration thereof, then such lesser amount as of the date of determination), plus the lesser of
        (I) the stated amount of any premium or other payment required to be paid in connection with such a refinancing pursuant to the terms of the Indebtedness being refinanced or (II) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (2) has an Average Life to Stated Maturity greater than or equal to the Average Life to Stated Maturity of the Subordinated Indebtedness so refinanced; (3) has a Stated maturity for its final scheduled principal payment not sooner than the Stated Maturity of the Subordinated Indebtedness so refinanced; and (4) is expressly subordinated in right of payment to the Securities pursuant to subordination provisions that are at least as favorable to the holders of the Securities as the Subordinated Indebtedness so refinanced;

                (v) the repurchase of any Subordinated Indebtedness (x) at a purchase price not greater than 101% of the principal amount of such Indebtedness in the event of a Change of Control pursuant to a provision similar to the provision described under Section 11.1; provided that prior to such repurchase the Company has made the Change of Control Offer if required by, and as provided under, Section 11.1 and has repurchased all Securities validly tendered for payment in connection with such Change of Control Offer and (y) at a purchase price not greater than 100% of the principal amount of such Indebtedness in the event of an Asset Sale pursuant to a provision similar to the provision described under Section 4.14; provided that prior to such repurchase the Company has made an Offer if required by, and as provided under, Section
        4.14 and has repurchased all Securities validly tendered for payment in connection with such Asset Sale;

                (vi) guarantees by the Company of Indebtedness of any Affiliate to the extent the Company is able to make a "Permitted Investment" in such Affiliate pursuant to clause (vii) of the definition of "Permitted Investments" in Section 1.1;

                (vii) guarantees by the Company of Indebtedness of any Joint Venture in an amount not to exceed $5,000,000;

                (viii) the purchase of restricted stock from employees of the Company upon the termination of employment of such employees, pursuant to the terms of a restricted stock plan, in an amount not to exceed $250,000 per year; and

                (ix) Restricted Payments declared or made after the date of this Indenture in an amount not to exceed $5,000,000.

        Section 4.4  Corporate Existence.

        Subject to Article Five, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Company and each of its Subsidiaries; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, and with respect to any of its Subsidiaries, any such existence, right or franchise, if the Board of Directors of the Company or such Subsidiary, as the case may be, shall determine and set forth in a Board Resolution that the preservation thereof is no longer desirable in the conduct of the business of the Company or any such Subsidiary, as applicable, and that the loss thereof is not disadvantageous in any material respect to the Holders.

        Section 4.5  Payment of Taxes and Other Claims.

        The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of its Subsidiaries or properties of the Company or any of its Subsidiaries and
(ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which have become due and payable and which by law have or may become a Lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established if and to the extent required in accordance with GAAP.

        Section 4.6  Maintenance of Properties and Insurance.

        The Company shall cause all material properties used or useful to the conduct of its business or the business of each of its Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterment and improvements thereof, all as in its judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.6 shall prevent the Company from discontinuing any operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Company or the Subsidiary of the Company concerned and evidenced in a Board Resolution, desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, and not disadvantageous in any material respect to the Holders.

        The Company shall provide, or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company are adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be customary, in the reasonable, good faith opinion of the Company and adequate and appropriate for the conduct of the business of the Company and such Subsidiaries in a prudent manner for corporations similarly situated in the industry.

        Section 4.7  Compliance Certificate; Notice of Default.

                (a) The Company shall deliver to the Trustee, within 120 days after the end of its fiscal year, and Officers' Certificate complying with
Section 314(a)(4) of the TIA and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, whether or not the signer knows of any failure by the Company or any Subsidiary of the Company to comply with any conditions or covenants in this indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

                (b) The Company shall deliver to the Trustee within 120 days after the end of its fiscal year a written report of a firm of independent certified public accountants with an established national reputation stating that in conducting their audit for such fiscal year, nothing has come to their attention that caused them to believe that the Company or any Subsidiary of the Company was not in compliance with the provisions set forth in Section 4.3, 4.11 or
4.14 of this Indenture.

                (c) the Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, within five Business Days after any Officer becomes aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of a Default or an Event of Default unless one of its Trust Officers receives notice of the Default giving rise thereto from the Company or the Holders.

        Section 4.8  Provision of Financial Statements.

                (a) Whether or not the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, the Company will, to the extent permitted under the Exchange Act, file with the Commission annual reports, quarterly reports and other documents (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) if the Company was so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file such documents if the Company was so subject. The Company shall also provide copies of such reports to the Holders and the Trustee within 15 days of each Required Filing Date. The Company shall also comply with the other provisions of TIA Section 314(a).

                (b) The Company shall cause its annual reports to stockholders containing audited consolidated financial statements and any quarterly or other financial reports furnished by it to stockholders pursuant to the Exchange Act, if any, to be mailed to the Holders (no later than the date such materials are mailed or made available to its stockholders) at their addresses appearing in the register of Securities maintained by the Registrar and shall cause to be disclosed in financial statements (or notes thereto) in each such report the amount available for Restricted Payments pursuant to Section 4.3 hereof. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements referred to in Section 4.8(a) above, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by an independent certified public accounting firm of established national reputation), to be so mailed to the Holders within 125 days after the end of each of its fiscal years and within 50 days after the end of each of the first three fiscal quarters of each fiscal year. If the Trustee (at the Company's request and expense) is to mail the foregoing information to the Holders, the Company shall supply such information to the Trustee at least three Business Days prior thereto.

        Section 4.9 Waiver of Stay, Extension or Usury Laws.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law wherever enacted which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Securities, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        Section 4.10 Limitation on Transactions with Affiliates.

        The Company shall not, and shall not permit any of its Subsidiaries to, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (other than the Company or a Wholly Owned Subsidiary) unless (i) such transaction or series of transactions is in writing on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than would be available in a comparable transaction in arm's-length dealings with an unrelated third party, (ii) with respect to any transaction or series of transactions involving aggregate payments in excess of $5,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (i) above and such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Board of Directors of the Company, and (iii) with respect to any transaction or series of transactions involving aggregate payments in excess of $10,000,000, or in the event no members of the Board of

Directors of the Company are Disinterested Directors with respect to any transaction or series of transactions included in clause (ii), the Company delivers to the Trustee a written opinion of a nationally recognized investment banking firm or independent appraiser stating that such transaction or transactions is fair to the Company or such Subsidiary, as the case may be, from a financial point of view; provided, further, that this provision shall not restrict (a) the Company from paying reasonable and customary regular compensation and fees to directors of the Company or any Subsidiary who are not also employees of the Company or any Subsidiary or (b) transactions between the Company or a Subsidiary of the Company and any Subsidiary or Joint Venture in which no interest is held by an Affiliate that is not a Subsidiary.


        Section 4.11 Limitation on Indebtedness.

        The Company shall not, and the Company shall not permit any of its Subsidiaries to, create, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable (contingently or otherwise) for or with respect to or otherwise incur (individually and collectively, "incur"), any Indebtedness, other than Permitted Indebtedness, from and after the Issue Date; provided, however, that the Company and its Subsidiaries, on a consolidated basis, will be permitted to incur Indebtedness if the Consolidated Fixed Charge Coverage Ratio for the Company for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness, taken as one period, is at least equal to 2.0:1.0; provided, however, that in the case of the incurrence of any Indebtedness by any Subsidiary pursuant to clauses (ix), (x) or (xiii) of the definition of Permitted Indebtedness in Section 1.1 or in compliance with the foregoing Consolidated Fixed Charge Coverage Ratio, such Subsidiary has, prior to or concurrently with such incurrence, executed and delivered a supplemental indenture to this Indenture providing for an Indenture Guarantee. In computing the Consolidated Fixed Charge Coverage Ratio for any period of four full fiscal quarters, the Company shall give pro forma effect to (i) the incurrence of the Indebtedness to the incurred and (if applicable) the application of the net proceeds therefrom, including to refinance other Indebtedness, as if such Indebtedness was incurred, and the application of such proceeds occurred, at the beginning of such four-quarter period; (ii) the incurrence, repayment or retirement of any other Indebtedness by the Company and its Subsidiaries since the first day of such four-quarter period as if such Indebtedness was incurred, repaid or retired at the beginning of such four-quarter period (except that, in making such computation, the amount of such other Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such four-quarter period); (iii) in the case of Acquired Indebtedness, the related acquisition; and (iv) any acquisition or disposition by the Company and its Subsidiaries of any company or any business or any group of assets constituting an operating unit, whether by merger, stock purchase or sale, or asset purchase or sale, and any related repayment of Indebtedness, in each case since the first day of such four-quarter period, as if such acquisition or disposition had been consummated on the first day of such four-quarter period.

        Section 4.12 Limitations on Certain Other Indebtedness.

        The Company and any Guarantor shall not create, incur, issue, assume, guarantee or otherwise in any manner become directly or indirectly liable for or with respect to or otherwise permit to exist any Indebtedness that is subordinate in right of payment to any Indebtedness of the Company or Guarantee of such Guarantor unless such Indebtedness is either pari passu with the Securities or subordinate in right of payment to the Securities pursuant to subordination provisions that are at least as favorable to the holders of the Securities as the subordination provision set forth in this Indenture with respect to Senior Indebtedness, provided that the foregoing shall not prevent the issuance of Indebtedness permitted pursuant to clause (xi) of the definition of Permitted Indebtedness in Section 1.1.

        Section 4.13 Limitation on Liens with Respect to Pari Passu or Subordinated Indebtedness.

        The Company shall not, and shall not permit any Subsidiary of the Company to, create, incur, affirm or suffer to exist, as security for any Pari Passu Indebtedness or Subordinated Indebtedness (including any assumption, guarantee or other liability with respect thereto by any Subsidiary of the Company), any Lien of any kind upon any property or assets (including any intercompany notes) of the Company or any Subsidiary of the Company, or any income or profits therefrom, unless the Securities are directly secured equally and ratably with (or prior to in the case of Subordinated Indebtedness) the obligation or liability secured by such Lien, except for any Lien securing Acquired Indebtedness; provided that any such Lien only extends to the assets that were subject to such Lien securing such Acquired Indebtedness prior to the related acquisition by the Company, and provided further, that the foregoing shall not prevent the issuance of Indebtedness permitted pursuant to clause (xi) of the definition of Permitted Indebtedness in Section 1.1.

        Section 4.14 Limitation on Sale of Assets.

        (a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, consummate an Asset Sale unless (i) at least 75% of the proceeds from such Asset Sale are received in cash or cash equivalents and
(ii) the Company or such Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the shares or assets sold (as determined by the Board of Directors of the Company and, in the case of an Asset Sale in excess of $1,000,000 evidenced in a Board Resolution); provided, that, notwithstanding clause (i), in connection with any Asset Sale of the Los Angeles Facility, at least 20% of such proceeds are received in cash or cash equivalents.

        (b) If all or a portion of the Net Cash Proceeds of any Asset Sale are not applied to repay any Senior Indebtedness then outstanding (with a permanent reduction in commitments or amounts available to be borrowed under the Senior Indebtedness so repaid) or if no Senior Indebtedness is then outstanding, then the Company may, within 12 months of the Asset Sale, invest such Net Cash Proceeds in properties and assets that will be used in the businesses of the Company or its Subsidiaries existing on the date of this Indenture or reasonably related thereto, so long as the Company or such Subsidiary has notified the Trustee in writing, within 360 days of such Asset Sale, that it has determined to apply the Net Cash Proceeds from such Asset Sale to an investment in such other properties and assets; provided that investments by the Company or any of its Subsidiaries in properties or assets that are used in the businesses of the Company or its Subsidiaries existing on the date of this Indenture or reasonably related thereto that were made within three months prior to an Asset Sale, in anticipation of the receipts of Net Cash Proceeds from such Asset Sale, shall satisfy the foregoing requirement to the extent of the investment so made. The amount of such Net Cash Proceeds neither used to permanently repay or prepay Senior Indebtedness nor used or invested as set forth in this Subsection (b) shall constitute "Excess Proceeds."

        (c) When the aggregate amount of Excess Proceeds equals $10,000,000 or more, the Company shall apply the Excess Proceeds to the repayment of the Securities and any Pari Passu Indebtedness required to be repurchased under the instrument governing such Pari Passu Indebtedness as follows: (i) the Company shall make an offer to purchase (an "Offer") from all Holders of the Securities in accordance with the procedures set forth in this Indenture the maximum principal amount of Securities (rounded down to the nearest $1,000) that may be purchased with an amount (the "Security Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities, and the denominator of which is the outstanding principal amount of the Securities and the amount required to repurchase all such Pari Passu Indebtedness outstanding (subject to proration in the event such amount is less than the aggregate Offered Price (as defined) of all Securities tendered) and (ii) to the extent required by such Pari Passu Indebtedness to permanently reduce the principal amount of such Pari Passu Indebtedness, the Company shall make an offer to purchase or otherwise repurchase or redeem Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Debt Amount") equal to the excess of the Excess Proceeds over the Security Amount; provided that in no event shall the Pari Passu Debt Amount exceed the principal amount of such Pari Passu Indebtedness plus the amount of any premium required to be paid to repurchase such Pari Passu Indebtedness. The offer price shall be payable in cash in an amount equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest, if any, to the date (the "Offer Date") such Offer is consummated (the "Offered Price"). In no event shall the Offer Date be more than 25 Business Days following the first day on which the Excess Proceeds exceed $10,000,000. To the extent that the aggregate Offered Price of the Securities tendered pursuant to the Offer is less than the Security Amount or the aggregate amount of Pari Passu Indebtedness that is purchased is less than the Pari Passu Debt Amount (the amount of such shortfall, if any, constituting a "Deficiency"), theCompany shall use such Deficiency in the business of the Company and its Subsidiaries. Upon completion of the purchase of all the Securities tendered pursuant to an Offer and repurchase of the Pari Passu Indebtedness pursuant to a Pari Passu Offer, the amount of Excess Proceeds, if any, shall be reset at zero.

                (d) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act if and to the extent applicable, any any other applicable securities laws or regulations in connection with an Offer.

                (e) The Company shall not, nad shall not permit any Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions existing under Indebtedness as in effect on the date of this that such Indebtedness may be refinanced from time to time, provided that usch restrictions are no les favorable to the Holders of Securities than those existing on the Indebtedness being refinanced on the ate of this Indenture) that would materially impair the ability of the Company to make an Offer to purchase the Securities or, if such Offer is made, to pay for the Securities tendered for purchase.

                (f) Notice of an Offer shall be sent, at least 20 Business Days prior to the close of business on the Final Put Date (as defined below), by first-class mail, postage prepaid, by the Company to each Holder at its registered address, with a copy to the Trustee. The notice to the Holders shall contain all information, instructions and materials required by applicable law or otherwise material to such Holders' decision to tender Securities pursuant to the Offer. The notice, which shall govern the terms of the Offer, shall state:

        (1) that the Offer is being made pursuant to such Security and this
Section 4.14;

        (2) the Security Amount, the Offered Price (including the amount of accrued and unpaid interest), the Final Put Date (as defined below), and the Offer Date;

        (3) that any Security or portion thereof not tendered or accepted for payment will continue to accrue interest if interest is then accruing;

        (4) that, unless the Company defaults in depositing U.S. Legal Tender with the Paying Agent in accordance with the last paragraph of this clause (f), any Security, or portion thereof, accepted for payment pursuant to the Offer shall cease to accrue interest after the Offer Date;

        (5) that Holders electing to have a Security, or portion thereof, purchased pursuant to an Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent (which may not for purposes of this Section 4.14, notwithstanding any other provision of this Indenture, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the close of business on the third Business Day prior to the Offer Date (the "Final Put Date");

        (6) that Holders will be entitled to withdraw their elections, in whole or in part, if the Paying Agent (which may not for purposes of this Section 4.14, notwithstanding any other provision of this Indenture, be the Company or any Affiliate of the Company) receives, prior to the close of business on the Final

Put Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder is withholding and a statement that such Holder is withdrawing his election to have such principal amount of Securities purchased;

        (7) that if Securities in a principal amount in excess of the principal amount of Securities to be acquired pursuant to the Offer are tendered and not withdrawn pursuant to the Offer, the Company shall purchase Securities on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples of $1,000 shall be acquired);

        (8) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

        (9) the circumstances and relevant facts regarding such Asset Sale.

        On or before an Offer Date, the Company shall (i) accept for payment Securities or portions thereof properly tendered pursuant to the Offer on or prior to the Final Put Date (on a pro rata basis if required pursuant to paragraph (7) above), (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Offered Price for all Securities or portions thereof so accepted and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Offered Price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Offer on or as soon as practicable after the Offer Date.

        Section 4.15 Limitation on Issuances of Guarantees of and Pledges for Indebtedness.

        (a) The Company shall not permit any Subsidiary of the Company, directly or indirectly, to secure the payment of any Senior Indebtedness of the Company or pledge any intercompany notes representing obligations of any Subsidiary of the Company to secure the payment of any Senior Indebted-ness unless (x) such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of the Securities by such Subsidiary, which guarantee need not be secured but shall otherwise be on terms at least as favorable to the Holders of the Securities as the Indenture Guarantee and (y) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary of the Company as a result of any payment by such Subsidiary under its guarantee.

                (b) The Company shall not permit any Subsidiary of the Company, directly or indirectly, to guarantee any Indebtedness of the Company unless
(i) such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a guarantee of the Securities by such Subsidiary on terms at least as favorable to the Holders of the Securities as the Indenture Guarantee except that (A) such guarantee need not be secured unless required pursuant to Section 4.13, (B) if the Securities are subordinated in right of payment to such Indebtedness, the guarantee under the supplemental indenture shall be subordinated to the guarantee of such Senior Indebtedness to the same extent as the Securities are subordinated to such Indebtedness under this Indenture and (C) if such Indebtedness is by its terms expressly subordinated to the Securities, any such guarantee of such Subsidiary with respect to such Indebtedness shall be subordinated to such Subsidiary's guarantee with respect to the Securities to the same extent as such Indebtedness is subordinated to the Securities and (ii) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Subsidiary of the Company as a result of any payment by such Subsidiary under its Guarantee.

                (c) Each guarantee created pursuant to the provisions of subsection (a) or (b) above is referred to as a "Guarantee" and the issuer of each such Guarantee is referred to as a "Guarantor." Notwithstanding the foregoing, any Guarantee by a Subsidiary of the Company of the Securities shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any person not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Subsidiary, which is in compliance with this Indenture or (ii) the release by the holders of the Indebtedness of the Company described in subsections (a) and (b) above of their security interest or their guarantee by such Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness), at a time when (A) no other Indebtedness of the

Company has been secured or guaranteed by such Subsidiary, as the case may be, or (B) the holders of all such other Indebtedness which is secured or guaranteed by such Subsidiary also release their security interest in, or guarantee by, such Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness).

        Section 4.16 Limitation on Capital Stock of Subsidiaries. The Company shall not permit (i) any Subsidiary of the Company to issue any Capital Stock (other than to the Company or any Wholly Owned Subsidiary) or (ii) any person (other than the Company or a Wholly Owned Subsidiary) to acquire any Capital Stock of any Subsidiary of the Company from the Company or any Wholly Owned Subsidiary except upon the sale of all the outstanding Capital Stock of such Subsidiary.

        Section 4.17 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Company to (a) pay dividends or make any other distribution on its Capital Stock to the Company or any other Subsidiary of the Company, (b) pay any Indebtedness owed to the Company or a Subsidiary of the Company, (c) make any Investment in the Company or any Subsidiary of the Company or (d) transfer any of its properties or assets to the Company or any Subsidiary of the Company, except (i) any encumbrance or restriction, with respect to a Subsidiary of the Company that is not a Subsidiary of the Company on the date of this Indenture, in existence at the time such person becomes a Subsidiary of the Company and not incurred in connection with, or in contemplation of, such person becoming a Subsidiary of the Company; (ii) customary provisions restricting subletting or assignment of any lease or assignment of any other contract to which the Company or any Subsidiary of the Company is a party or to which any of their respective properties or assets are subject; (iii) any encumbrance or restriction contained in contracts for sales of assets permitted by Section 4.14 with respect to the assets to be sold pursuant to such contract; and (iv) any encumbrance or restriction existing under any agreement that extends, renews or replaces the agreements containing the encumbrances or restrictions in the foregoing clause (i), provided that the terms and conditions of any such encumbrances or restrictions are not materially less favorable to the Holders of the Securities than those under or pursuant to the agreement so extended, renewed or replaced.

        Section 4.18 Payments for Consent. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is paid to all Holders that provide such consent or so waive or agree to amend.


                                   ARTICLE V
                             SUCCESSOR CORPORATION

        Section 5.1  When Company May Merge, Etc.

                (a) The Company shall not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any person or group of affiliated persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis to any other person or group of affiliated persons, unless:

                        (1) either (i) the Company shall be the continuing corporation or (ii) the person (if other than the Company) formed by such consolidation or into which the Company is merged or the person which acquires by sale, assignment, conveyance, transfer, lease or other disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis (the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and such person expressly assumes by a supplemental indenture, executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and this Indenture and the Securities shall remain in full force and effect;

                        (2) immediately before and after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing;

        (3) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the Company (or the Surviving Entity if the company is not the continuing obligor under this Indenture) is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

        (4) each Guarantor, if any, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such person's obligations under this Indenture and the Securities;

        (5) if any of the property or assets of the Company or any of its Subsidiaries would thereupon become subject to any Lien, the provisions of
Section 4.13 are complied with;

        (6) the Company or the Surviving Entity, as the case may be, shall have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, lease or other transaction and the supplemental indenture in respect thereto comply with this Indenture and that all conditions precedent provided for relating to such transaction have been complied with; and

        (7) after giving effect to such transaction, on a pro forma basis (on the assumption that the transaction occurred on the first day of the four-quarter period ended immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation) the Consolidated Fixed Charge Coverage Ratio of the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) shall be at least 1:1; provided, however, that, if the consolidated Fixed Charge Coverage Ratio of the Company is within the range set forth in Column A below immediately prior to such transaction, then the Consolidated Fixed Charge Coverage Ratio of the Company (or such Surviving Entity) on a pro forma basis immediately after giving effect to such transaction shall be at least equal to the lesser of the percentage of the pre-transaction Consolidated Fixed Charge Coverage Ratio of the Company set forth in Column B below or the ratio set forth in Column C below:

                COLUMN A        COLUMN B        COLUMN C
                --------        --------        --------
            1:1 to 1.9999:1        90%             1.6:1
            2:1 to 2.9999:1        80%             2.1:1

            3:1 to 3.9999:1        70%             2.4:1

            4:1 to 4.9999:1        60%             2.5:1
            5:1 or more            50%             3.0:1

and provided, further, that if the pro forma Consolidated Fixed Charge Coverage Ratio of the Company (or such Surviving Entity) is 3:1 or more, the foregoing calculation shall be inapplicable and such transaction shall be deemed to have complied with the requirements of this clause (7).

        (b) Each Guarantor shall not, and the Company shall not permit a Guarantor to, in a single transaction or series of related transactions, merge or consolidate with or into any other corporation (other than the Company or any other Guarantor) or other entity, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a consolidated basis to any entity (other than the Company or any other Guarantor) unless:

                (1) either (i) such Guarantor shall be the continuing corporation or (ii) the entity (if other than such Guarantor) formed by such consolidation or into which such Guarantor is merged or the entity which acquires by sale, assignment, conveyance, transfer, lease or disposition the properties and assets of such Guarantor shall be a corporation duly organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume by a supplemental indenture, executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all the obligations of such guarantor under its Guarantee and this Indenture and the Guarantee shall remain in full force and effect;

                (2) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                (3) such Guarantor shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and the supplemental indenture in respect thereto comply with this Indenture, and that all conditions precedent provided for relating to such transaction have been complied with.

        (c) Notwithstanding the foregoing, any Guarantee of the Securities by a Subsidiary of the Company shall provide by its terms that it shall be automatically and unconditionally released in certain circumstances as described under Section 4.15. The foregoing shall not prohibit (i) the merger of a Wholly Owned Subsidiary into the Company or (ii) the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of its properties and assets by a Wholly Owned Subsidiary to the Company.

        Section 5.2 Successor Corporation Substituted.

        In the event of any transaction (other than a lease) described in and complying with the conditions listed in Section 5.1 in which the Company or any Guarantor is not the continuing corporation, the successor person formed or remaining shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, and the Company or such Guarantor, as the case may be, would be discharged from all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE VI
                        EVENTS OF DEFAULT AND REMEDIES

        Section 6.1 Events of Default.

        "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1) default in the payment of any interest on any Security when it becomes due and payable, and such default shall continue for a period of 30 days; or

                (2) default in the payment of the principal of any Security when and as the same shall become due and payable at maturity, upon acceleration, optional or mandatory redemption, required repurchase or otherwise, including payment of the Change of Control Purchase Price in accordance with Article Eleven or the Offered Price in accordance with Section 4.14; or

                (3) default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor contained in the Securities or in this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clauses (1), (2) or (4) of this
Section 6.1), and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (A) to the Company by the Trustee or (B) to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the outstanding Securities, specifying such default or breach, requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

                (4) a default in the performance or breach of the provisions described in Article Five; or

                (5) a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries) whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default (a) is caused by a failure to pay when due principal or interest on such Indebtedness within the grace period provided in such Indebtedness (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10,000,000 or more; or

                (6) any Guarantee shall for any reason cease to be, or be asserted in writing by any responsible officer of any Subsidiary of the Company or the Company not to be, in full force and effect, enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Guarantee; or

                (7) one or more judgments, orders or decrees for the payment of money in excess of $10,000,000, either individually or in the aggregate, shall be entered against the Company or any Subsidiary of the Company or any of their respective properties ;and shall not be discharged, or enforcement of such judgment or order, by reason of an appeal or otherwise, shall not have been stayed, within 60 days after entry of such judgment or order; or

                (8) there shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Company or any Material Subsidiary of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or (b) a decree or order adjudging the Company or any Material Subsidiary of the Company, bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Subsidiary of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Material Subsidiary of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

                (9) (a) the Company or any Material Subsidiary of the Company commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (b) the Company or any Material Subsidiary of the Company consents to the entry of a decree or order for relief in respect of the Company or such Material Subsidiary of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (c) the Company or any Material Subsidiary of the Company files a petition or answer or consent seeking reorganization or substantially comparable relief under any applicable federal or state law, (d) the Company or any Material Subsidiary of the Company (x) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Material Subsidiary or of any substantial part of its property, (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due or (e) the Company or any Material Subsidiary of the Company takes any corporate action in furtherance of any such actions in this clause
(9).

        Section 6.2 Acceleration of Maturity Date; Rescission and Annulment.

        If an Event of Default (other than an Event of Default specified in Section 6.1(8) or (9) with respect to the Company, any Guarantor or any Subsidiary of the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities may declare the Securities due and payable immediately at their principal amount together with accrued and unpaid interest, if any, to the date the Securities become due and payable by a notice in writing to the Company (and to the Trustee if given by Holders) (an "Acceleration Notice") and upon any such declaration, such principal and interest shall become due and payable. If an Event of Default specified in Section 6.1(8) or (9) occurs with respect to the Company or any Material Subsidiary of the Company and is continuing, then all the Securities shall become immediately due and payable, in an amount equal to the principal amount of the Securities, together with accrued and unpaid interest, if any, to the date the Securities become due and payable without any declaration or other act on the part of the Trustee or any Holder.

        After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Six provided, the Holders of a majority in aggregate principal amount of Securities outstanding, by written notice to the Company and the Trustee, may rescind such declaration if:

                (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                    (A) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                    (B) all overdue interest on all Securities,

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                (2) all Events of Default, other than the non-payment of the principal of Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13, including, if applicable, any default in the covenants contained in
        Section 11.1.

Notwithstanding the previous sentence of this Section 6.2, no waiver shall be effective for any Event of Default or Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Securities, unless all such affected Holders agree, in writing, to waive such Event of Default or Default. No such waiver shall affect any subsequent Default or impair any right consequent thereon.

        Section 6.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Company and any Guarantor covenants that if

                    (A) a default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                        (B) a default is made in the payment of the principal of any Security at the Maturity Date thereof, including the payment of the Offered Price on the Offer Date, and the payment of the Change of Control Purchase Price on the Change of Control Purchase Date.

the Company and any Guarantor shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If the Company or any Guarantor, as the case may be, fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon the Securities, wherever situated.

        If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or any Guarantees or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

        Section 6.4  Trustee May File Proofs of Claim.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including each Guarantor, upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions under the TIA, including

                (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceeding, and

                (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

        Section 6.5  Trustee May Enforce Claims Without Possession of
                     Securities.

           All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

        Section 6.6 Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article Six shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:


        FIRST: To the payment of all amounts due the Trustee under Section 7.7;

        SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

        THIRD: To the payment of the remainder, if any, to whomsoever may be lawfully entitled thereto, or as a court of competent jurisdiction may direct.

        Section 6.7 Limitation on Suits.

        No Holder of any Security shall have any right to, or to request, order or direct the Trustee to, institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                (A) such Holder has previously given
        written notice to the Trustee of a continuing Event of Default;

                (B) the Holders of not less than 25% in principal amount of the outstanding

Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (C) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred or reasonably probable to be incurred in compliance with such request;

                (D) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (E) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of majority in principal amount of the outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

        Section 6.8 Unconditional Right of Holders to Receive Principal and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Security on the Maturity Dates of such payments as expressed in such Security (in the case of redemption, the Redemption Price on the applicable Redemption Date; in the case of the Change of Control Purchase Price, on the applicable Change of Control Purchase Date; in the case of the Offered Price on the Offer Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

        Section 6.9 Restoration of Rights and Remedies.

        If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantees and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, each of the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

        Section 6.10 Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 6.11 Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be

        Section 6.12 Control by Holders.

        The Holders of a majority in aggregate principal amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                (1) such direction shall not be in conflict with any rule of law or with this Indenture or any Guarantee,

                (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and

                (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

        Section 6.13 Waiver of Past Default.

        The Holders of at least a majority in aggregate principal amount of the outstanding Securities may, on behalf of all Holders, prior to the declaration of acceleration of the maturity of the Securities, waive any past default hereunder and its consequences, except a default

                        (A) in the payment of the principal of or interest on any Security as specified in clauses (1) and (2) of Section 6.1, or

                        (B) in respect of a covenant or provision hereof which, under Article Nine, cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

        Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Section 6.14 Undertaking for Costs.

        All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for enforcement of the payment of principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

        Section 6.15 Waiver of Stay or Extension Laws.

        The Company and any Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and any Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII
                                    TRUSTEE

        The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

        Section 7.1 Duties of Trustee.

           (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

           (b) Except during the continuance of a Default or an Event of
Default:

                (1) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture which are adverse to the Trustee.

                (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

           (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (1) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

                (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.12.

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

           (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d) and (f) of this Section 7.1.

           (f) The Trustee shall not be liable for interest on any assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

        Section 7.2 Rights of Trustee.

        Section to Section 7.1:

           (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

           (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 13.4 and 13.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

           (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

           (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

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

           (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

           (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

        Section 7.3 Individual Rights of Trustee.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, its subsidiaries or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

        Section 7.4 Trustee's Disclaimer.

        The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities and it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities, other than the Trustee's certificate of authentication, or the use or application of any funds received by a Paying Agent other than the Trustee.

        Section 7.5 Notice of Default.

        If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the uncured Default or Event of Default within 90 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Security (including the payment of the Change of Control Purchase Price on the Change of Control Purchase Date or the Offered Price on the Offer Date), the Trustee my withhold the notice if and so long as a Trust Officer in good faith determines that withholding the notice is in the interest of the Securityholders.

        Section 7.6 Reports by Trustee to Holders.

        Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and 313(c).

        A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

        Section 7.7 Compensation and Indemnity.

        The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel.

        The Company shall indemnify the Trustee (in its capacity as Trustee) and each of its officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to reasonable compensation, disbursements and expenses of the Trustee's agents and counsel), loss or liability incurred by it without negligence or bad faith on its part, arising out of or in connection with the administration of this trust and its rights or duties hereunder including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's expense in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company will not be required to pay such fees and expenses of separate counsel if it assumes the Trustee's defense and, in the reasonable judgment of both the Company and the Trustee, there is no conflict of interest between the Company and the Trustee in connection with such defense. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

        To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a lien prior to the Securities on all assets held or collected by the Trustee, in its capacity as Trustee, except assets held in trust to pay principal of or interest on particular Securities.

        When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(8) or (9) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

        The Company's obligations under this Section 7.7 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article Eight of this Indenture and any rejection or termination of this Indenture under any bankruptcy law.

        Section 7.8 Replacement of Trustee.

        The Trustee may resign by so notifying the Company in writing. The Holder or Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor trustee with the Company's consent. The Company may remove the Trustee if:

                (1) the Trustee fails to comply with Section 7.10;

                (2) the Trustee is adjudged bankrupt or insolvent;

                (3) a receiver or other public officer takes charge of the Trustee or its property; or

                (4) the Trustee becomes incapable of acting.

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

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holder or Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the Trustee provided for in Section 7.7 have been paid, the retiring Trustee shall transfer all property held by its as Trustee to the successor Trustee, subject to the lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holder or Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

        Section 7.9 Successor Trustee by Merger, Etc.

        If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

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

        Section 7.10 Eligibility; Disqualification.

        The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and TIA Section 310(a)(5). The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

        Section 7.11 Preferential Collection of Claims against Company.

        The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TLA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                 ARTICLE VIII
                    DEFEASANCE, SATISFACTION AND DISCHARGE

        Section 8.1 Option to Effect Defeasance or Covenant Defeasance.

        The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 8.2 or Section 8.3 be applied to all of the outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Eight.

        Section 8.2 Defeasance and Discharge.

        Upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.2, the Company and any Guarantor, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and any Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "outstanding" only for the purpose of the Sections of this Indenture referred to in Section 8.6, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and upon written request, shall execute proper instruments acknowledging the same). Subject to compliance with this Article Eight, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section
8.3 with respect to the Securities.

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

        Section 8.3 Covenant Defeasance.

        Upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.3, the Company and any Guarantor, if any, shall be released from their obligations under Sections 4.3, 4.5, 4.6, 4.8,4.10 through 4.17, 5.1(a)(3), (5) and (7) and the provisions of Articles Eleven and Twelve, shall not apply, with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants and the provisions of Article Twelve, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1(3) or (4) (to the extent such Default or Event of Default results from failure to comply with Section 5.1(a)(3), (5) or (7)), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

        Section 8.4 Conditions to Defeasance or Covenant Defeasance.

        The following shall be the conditions to application of either Section
8.2 or Section 8.3 to the outstanding Securities:

                (1) The Company shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, (i) cash in United States Legal Tender, (ii) U.S. Government Obligations or (iii) a combination thereof after payment of all Federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, which through the payment of principal and interest will provide, not later than one day before the due date of payment in respect of the Securities, money in an amount which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof (in form and substance reasonably satisfactory to the Trustee) delivered to the Trustee, is sufficient (without considering any reinvestment of amounts earned on U.S. Government Obligations) to pay and discharge the principal of and each installment of interest on the Securities then outstanding on the dates on which any such payments are due and payable in accordance with the terms of this Indenture and of the Securities.

                (2) In the case of an election under Section 8.2, the Company shall have delivered to the Trustee an Opinion of Counsel of independent counsel in the United States to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, the holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                (3) In the case of an election under Section 8.3, the Company shall have delivered to the Trustee an Opinion of Counsel of independent counsel in the United States to the effect that the Holders of the outstanding Securities will not recognized income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 6.1(8) or (9) are concerned, at any time during the period ending on the 91st day after the date of deposit.

                (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest with respect to any securities of the Company or any Guarantor.

        (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which it is bound.

        (7) The Company shall have delivered to the Trustee an Opinion of Counsel of independent counsel in the United States to the effect that (A) the trust funds will not be subject to any rights of holders of Senior Indebtedness, including, without limitation, those arising under this Indenture and (B) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization of similar laws affecting creditors' rights generally.

        (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of the Securities or any Guarantor over the other creditors of the Company or any Guarantors with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

        (9) No event or condition shall exist that would prevent the Company from making payments of the principal of and interest on the Securities on the date of such deposit or at any times ending on the 91st day after the date of such deposit.

        (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel of independent counsel in the United States, each stating that all conditions precedent relating to either the defeasance under Section 8.2 or the covenant defeasance under Section 8.3 (as the case may be) have been complied with.

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

        In the event all or any portion of the Securities are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

        In the event that the Company takes the necessary action to comply with the provisions described in this Section 8.4 and the Securities are declared due and payable because of the occurrence of an Event of Default, the Company will remain liable for all amounts due on the Securities at the time of acceleration resulting from such Event of Default in excess of the amount of money and U.S. Government Obligations deposited with the Trustee pursuant to this Section 8.4 at the time of such acceleration.

        Section 8.5 Satisfaction and Discharge of Indenture.

        This Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities, as expressly provided for in this Indenture) as to all outstanding Securities, and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

        (a) either

                (1) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7) have been delivered to the Trustee for cancellation; or

                (2) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount in U.S. Legal Tender sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal of and interest on the Securities to the date of such deposit together with irrevocable instructions to the Trustee from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

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

                (b) the Company has paid all sums payable hereunder by the Company; and

                (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

        Section 8.6 Survival of Certain Obligations.

        Notwithstanding the satisfaction and discharge of this Indenture and of the Securities referred to in this Article Eight, the respective obligations of the Company and the Trustee under Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.10, 2.11, 2.12, 4.1, 4.2, 4.4, 6.7, 6.8, 7.7, 7.8, 8.8, 8.9, 8.10, Article three and this Section 8.6 shall survive until no Security is outstanding, and thereafter the obligations of the company and the Trustee under Section 7.7, 7.8, 8.8, 8.9,
8.10 and this Section 8.6 shall survive. Nothing contained in this Article Eight shall abrogate any of the obligations or duties of the Trustee under this Indenture.

        Section 8.7 Acknowledgment of Discharge by Trustee.

        After (i) the conditions of Section 8.4 or 8.5 have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee, upon request, shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 8.6.

        Section 8.8 Application of Trust Assets.

        The Trustee shall hold any U.S. Legal Tender or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to
Section 8.4. The Trustee shall apply the deposited U.S. Legal Tender or U.S. Government Obligations, together with earnings thereon, through the Paying Agent (other than the Company or any Affiliate of the Company), in accordance with this Indenture and the terms of the irrevocable trust agreement, to the payment of principal of and interest on the Securities.

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

        Section 8.9 Repayment to the Company.

        Upon termination of the trust established pursuant to Section 8.4, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess U.S. Legal Tender or U.S. Government Obligations held by them.

        The Trustee and the Paying Agent shall pay to the Company upon request, and, if applicable, in accordance with the irrevocable trust established pursuant to Section 8.4, any U.S. Legal Tender or U.S. Government Obligations held by them for the payment of principal of or interest on the Securities that remain unclaimed for two years after the date on which such payment shall have become due; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, and within thirty (30) days of the Company's request, cause to be published once, in a newspaper customarily published on each Business Day and of general circulation in the Borough of Manhattan. The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 60 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

        Section 8.10 Reinstatement.

        If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.4 or 8.5 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.4 or 8.5 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.4 or 8.5; provided, however, that if the Company has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.

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

                                  ARTICLE IX
                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

        Section 9.1 Supplemental Indentures Without Consent of Holders.

        Without the consent of any Holder, the Company and any Guarantor, in each case when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to any Security or Guarantee, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to evidence the succession of another person to the Company or any Guarantor, and the assumption by any such successor of the obligations of the Company or such Guarantor, herein and in the Securities in accordance with Article Five; or

                (2) to add to the covenants of the Company or any Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or any Guarantor in this Indenture, in the Securities or in any Guarantee; or

                (3) to comply with the requirements of the Commission in order to maintain the qualification of this Indenture under the TIA; or

                (4) to secure the Securities or add a Guarantor pursuant to the requirement of Section 4.11, 4.13 or 4.15 or otherwise; or

                (5) to evidence and provide the acceptance of the appointment of a successor Trustee under this Indenture; or

                (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein in the Securities or in any Guarantee; provided that such amendment or supplement or other instrument does not adversely affect the interests of any of the Holders in any respect; or

                (7) to make any other provisions with respect to matters or questions arising under this Indenture, the Securities or any Guarantee, provided that, in each case, such action pursuant to this clause (7) shall not adversely affect the interests of any of the Holders in any respect.

        Section 9.2 Amendments, Supplemental Indentures and Waivers with Consent of Holders.

        Subject to Section 6.8, with the consent of the Holders of a majority in aggregate principal amount of the outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company and any Guarantor, in each case when authorized by a Board Resolution, and the Trustee may amend this Indenture, the Securities or any Guarantee or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Securities or any Guarantee or of modifying in any manner the rights of the Holders under this Indenture or the Securities or any Guarantee. Subject to
Section 6.8, the Holder or Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company or any Guarantor with any provision of this Indenture, the Securities or any Guarantee. Notwithstanding any of the above, however, no such amendment, supplemental indenture or waiver shall, without the consent of the Holder of each outstanding Security affected thereby:

                (1) change the Stated Maturity of the principal of or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or alter any redemption provisions thereof, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
     Date);

                (2) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance


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

with Article Eleven or the obligation of the Company to make and consummate an Offer with respect to any Asset Sale or Asset Sales in accordance with Section 4.14, including amending, changing or modifying any of the definitions related thereto for purposes of such provisions, in any case in any manner adverse to any of the Holders;

                (3) reduce the percentage in principal amount of the outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture;

                (4) modify any of the provisions of this Section 9.2 relating to supplemental indentures requiring the consent of Holders or Sections 6.8 or 6.13, except to increase the percentage of outstanding Securities required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

                (5) except as otherwise permitted under Article Five, consent to the assignment or transfer by the Company or any Guarantor of any of their rights and obligations under this Indenture;

                (6) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities in any manner adverse to the Holders of the Securities; or

                (7) waive a default in payment with respect to the Securities (other than a default in payment that is due solely because of acceleration of the maturity of the Securities).

        It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but shall be sufficient if such consent approves the substance thereof.

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

        After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        After an amendment, supplement or waiver under this Section 9.2 or 9.4 becomes effective, it shall bind each Holder.

        Subject to Section 4.18, in connection with any amendment, supplement or waiver under this Article Nine, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.

        Section 9.3  Compliance with TIA.

        Every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

        Section 9.4  Revocation and Effect of Consents.

        Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by written notice to the Company or the person designated by the Company as the person to whom consents should be sent received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

        The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company notwithstanding the provisions of Section 316(c) of the TIA. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders at such record date, and

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

only those persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

        After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(1) through (7) of Section 9.2, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and interest on a Security, on or after the respective dates set for such amounts to become due and payable expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates.

        Section 9.5  Notation on or Exchange of Securities.

        If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee or require the Holder to put an appropriate notation on the Security. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Any failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment, supplement or waiver.

        Section 9.6  Trustee to Sign Amendments, Etc.

        The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine; provided, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or any Guarantee. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture.

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                                   ARTICLE X
                          MEETINGS OF SECURITYHOLDERS

        Section 10.1 Purposes for which Meetings May Be called.

        A meeting of Securityholders may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

                (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default herewith and it s consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

                (b) to remove the trustee or appoint a successor Trustee pursuant to the provisions of Article Seven;

                (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 9.2; or

                (d) to take any other action (i) authorized to be taken by or on behalf of the Holder or Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

        Section 10.2 Manner of Calling Meetings.

        The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 10.1, to be held at such tie and at such place in The City of New York, New York or elsewhere as the Trustee shall determine. Notice of every meeting of Securityholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company and to the Holders at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.


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

        Any meeting of Securityholders shall be valid without notice if the Holders of all Securities then outstanding are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all Securities outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

        Section 10.3 Call of Meetings by Company or Holders

        In case at any time the Company, pursuant to a Board Resolution, or the Holders of not less than 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders to take any action specified in Section 10.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Securities in the amount above specified may determine the time and place in The City of New York, New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 10.2, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week of a general circulation in the City of New York, State of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

        Section 10.4 Who May Attend and Vote at Meeting.

        To be entitled to vote at any meeting of Securityholders, a person shall
(a) be a registered Holder of one or more Securities, or (b) be a person appointed by an instrument in writing as proxy for the registered Holder or Holders of Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

        Section 10.5 Regulations May Be Made by Trustee; Conduct of the Meeting; Voting Rights; Adjournment.

        Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any action by

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

or any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Securities entitled to vote at such meeting, in which case those and only those persons who are Holders of Securities at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting whether or not they shall be such Holders at the time of the meeting.

        The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 10.3, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

        At any meeting, each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Securities challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 10.2 or Section 10.3 may be adjourned from time to time by vote of the Holder or Holders of a majority in aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

        Section 10.6  Voting at the Meeting and Record to Be Kept.

        The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of the Securities voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all

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

votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 10.2 or published as provided in Section 10.3. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

        Any record so signed and verified shall be conclusive evidence of the matters therein stated.

        Section 10.7 Exercise of Rights of Trustee or Securityholders May Not Be Hindered or Delayed by Call of Meeting.

        Nothing contained in this Article Ten shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.

                                  ARTICLE XI
                          RIGHT TO REQUIRE REPURCHASE

        Section 11.1 Repurchase of Securities at Option of the Holder Upon Change of Control.

                (a) If a Change of Control shall occur at any time, then each Holder of Securities shall have the right to require that the Company purchase such Holder's Securities in whole or in part in integral multiples of $1,000 at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control

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


Purchase Date"), pursuant to the offer described below (the "Change of Control Offer") and the other procedures set forth in this Section 11.1.

        (b) Within 30 Business Days following any Change of Control, the Company shall notify the Trustee thereof and give written notice of such Change of Control to each Holder of Securities, by first-class mail, postage prepaid, at his address appearing in the security register, with a copy to the Trustee. The notice to the Holders shall contain all instructions and materials required by applicable law and shall contain or make available to Holders other information material to such Holders' decision to tender Securities pursuant to the Change of Control Offer. The notice, which shall govern the terms of the Change of Control Offer, shall state:

                (1) that the Change of Control Offer is being made pursuant to this Section 11.1 and that all Securities, or portions thereof, tendered will be accepted for payment;

                (2) the Change of Control Pursuant Price (including the amount of accrued and unpaid interest), the Change of Control Purchase Date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date the notice to Holders is mailed, or such later date as is necessary to comply with any applicable requirements under the Exchange Act or any applicable securities laws or regulations) and the Final Change of control Put Date (as defined below);

                (3) that any Security, or portion thereof, not tendered or accepted for payment will continue to accrue interest if interest is then accruing;

                (4) that, unless the Company defaults in depositing U.S. Legal Tender with the Paying Agent in accordance with the last paragraph of this clause (b), any Security, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of control Purchase Date;

                (5) that Holders electing to have a Security, or portion thereof, purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the

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

     form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent (which may not for purposes of this Section 11.1, notwithstanding anything in this Indenture to the contrary, be the Company or any Affiliate of the Company) at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Purchase Date (the "Final Change of Control Put Date");

                (6) that Holders will be entitled to withdraw their election, in whole or in part, if the Paying Agent receives, prior to the close of business on the Final Change of Control Put Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder is withdrawing and a statement that such Holder is withdrawing his election to have such principal amount of Securities purchased; and

                (7) a brief description of the events resulting in such Change of Control.

        Any such Change of Control Offer shall comply with all applicable provisions of Federal and state laws, including these regulating tender offers, if applicable, and any provisions of this Indenture which conflict with such laws shall be deemed to be superseded by the provisions of such laws. On or before the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof properly tendered pursuant to the Change of Control Offer prior to the close of business on the Final Change of Control Put Date, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Change of Control Purchase Price (together with accrued and unpaid interest) of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate listing the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the Change of Control Purchase Price (together with accrued and unpaid interest), and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security surrendered. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

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

                                  ARTICLE XII
                                 SUBORDINATION

        Section 12.1  Securities Subordinated to Senior Indebtedness.

        The Company, for itself and its successors, and each Holder, by his acceptance of Securities, agrees that the payment of principal of and interest on the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article Twelve, to the prior payment in full, in cash, cash equivalents acceptable to the holders of such Senior Indebtedness or in any other form acceptable to the holders of such Senior Indebtedness, of all Senior Indebtedness and that these subordination provisions are for the benefit of the holders of Senior Indebtedness.

        This Article Twelve shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

        Section 12.2  No Payment on Securities in Certain Circumstances.

                (a) No direct or indirect payments or distributions by or on behalf of the Company on or with respect to the Securities (other than any such payment or distribution (a "Reorganization Distribution") authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any Bankruptcy Law) shall be made if, at the time of such payment or distribution, there exists a default (a "Payment Default") in payment of all or any portion of any Senior Indebtedness (other than a payment default to the extent it relates solely to penalties, fees, premiums, expense reimbursements, indemnity obligations and other monetary obligations other than the payment of principal or interest), and such Payment Default shall not have been cured or waived or the benefits of this Section 12.2(a) waived in writing by or on behalf of the holders of such Senior Indebtedness.

                (b) During the Continuance of any event of default with respect to Specified Senior Debt that would permit the acceleration of the maturity of such Specified Senior Debt, other than a Payment Default, no direct or indirect payments or distributions (other than a Reorganization Distribution) by or on behalf of the Company on or with respect to the Securities may be made for a

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

period (the "Payment Blockage Period") commencing on the date of receipt by the Trustee of notice of such event of default under any Specified Senior Debt from an agent for the lenders under the Bank Credit Facility (the "Bank Agent") or the trustee or other similar representative for the holders of other Specified Senior Debt (or the holders of at least 25% of the principal amount of such other Specified Senior Debt), or, if such event of default results from the acceleration of the Securities, on the earlier of the date of receipt of such notice by the Trustee or the date of such acceleration, and ending on the earliest of (a) the 179th day thereafter, (b) the date on or as of which (1) such event of default has been cured or waived, (2) the Company has delivered to the Trustee an Officers' Certificate to such effect and (3) the Bank Agent or the trustee or other similar representative for the holders of other Specified Senior Debt shall have endorsed on such Officers' Certificate that it does not object to the form or substance of such Officers' Certificate, and (c) the date on or as of which the Bank Agent or the trustee or other similar representative for the holders of the other Specified Senior Debt shall have consented in writing to the termination of such Payment Blockage Period. Upon the termination of any Payment Blockage Period, the Company shall promptly resume making any and all required payments in respect of the Securities, including any payments that were previously not made pursuant to the foregoing payment blockage provisions. Not more than one Payment Blockage Period may be commenced during any period of 360 consecutive days by or on behalf of Specified Senior Debt other than Bank Senior Indebtedness. Notwithstanding the foregoing, in no event may the total number of days during which any Payment Blockage Period or Payment Blockage Periods may be in effect during any period of 360 consecutive days exceed 179 days (whether or not consecutive). No event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a second Payment Blockage Period by the Bank Agent or the trustee, representative or holders of such Specified Senior Debt, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days.

                (c) In the event that, notwithstanding the foregoing provisions of this Section 12.2, any payment or distribution of assets of the Company, whether in cash, property or securities (other than a Reorganization Distribution), shall be received by the Trustee or the Holders on account of principal of or interest on the Securities before all Senior Indebtedness is paid in full or such payment duly is provided for, such payment or distribution (subject to the provisions of Sections 12.6 and 12.7) shall be held in trust for the benefit


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

of the holders of Senior Indebtedness, and shall be paid or delivered by the Trustee or such holders, as the case may be, to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay or to provide for the payment in full of all Senior Indebtedness after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical following notice from the Trustee to the holders of Senior Indebtedness that such prohibited payments has been received by the Trustee or Holder(s), such holder (or a representative thereof) notifies the Trustee of the amounts then due and owing on the Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of Senior Indebtedness.

        The Company shall give prompt written notice to the Trustee of any default or event of default, and any cure or waiver thereof, or any acceleration under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

        Section 12.3 Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company.

        In the event of any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its assets, or any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary, or any assignment for the benefit of creditors or other marshaling of assets or liabilities of the Company:

                (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full, in cash, cash equivalents acceptable to the holders of such Senior Indebtedness or in any other form acceptable to the holders of such Senior Indebtedness (or to have such payment duly provided for in cash or as acceptable to the holders of such Senior Indebtedness), of the principal of and interest payment in respect thereof, before the Holders are entitled to receive any payment (excluding a Reorganization Distribution) on account of the principal of and interest on the Securities;

                (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article Twelve, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness, ratably according to the respective amounts of Senior Indebtedness held by each, to the extent necessary to make payment in full (or have such payment duly provided for) of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities, shall be received by the Trustee or the Holders on account of principal of or interest on the Securities before all Senior Indebtedness is paid in full or such payment is duly provided for, such payment or distribution (subject to the provisions of Sections 12.6 and 12.7) shall be held in trust by the Trustee or such Holders for the benefit of the holders of the Senior Indebtedness, or their respective representative, ratably according to the respective amounts of Senior Indebtedness held or represented by each, to the extent necessary to make payment in full (except as such payment otherwise shall have been provided for) of all Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to the holders of such Senior Indebtedness, but only to the extent that as to any holder of Senior Indebtedness, as promptly as practical following notice from the Trustee to the holders of Senior Indebtedness that such prohibited payment has been received by the Trustee or Holder(s), such holder (or a representative therefor) notifies the Trustee of the amounts then due and owing on the Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of Senior Indebtedness.

        The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company or assignment for the benefit of creditors by the Company.


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

        Section 12.4 Securityholders to Be Subrogated to Rights of Holders of Senior Indebtedness.

        Subject to the payment in full of all Senior Indebtedness in cash, cash equivalents acceptable to the holders of such Senior Indebtedness or in any other form acceptable to the holders of such Senior Indebtedness (or to have such payment duly provided for in cash or as acceptable to the holders of such Senior Indebtedness), the Holders of Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company, or by or on behalf of the Holders by virtue of this Article Twelve, which otherwise would have been made to the Holders shall, as between the Company and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

        If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of amounts payable under Senior Indebtedness, then the Holders shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Indebtedness in full in cash, cash equivalents acceptable to the holders of such Senior Indebtedness or in any other form acceptable to the holders of such Senior Indebtedness.

        Section 12.5  Obligations of the Company Unconditional.

        Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any under this Article Twelve, of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article Twelve or elsewhere in this Indenture or in the Securities, upon any distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of Section 7.1 and 7.2, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. Nothing in this Section 12.5 shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 7.7.

        Section 12.6 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

        The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until a Trust Officer of the Trustee shall have received, no later than three Business Days prior to such payment, written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.1 and 7.2, shall be entitled in all respects conclusively to assume that no such fact exists.

        Section 12.7  Application by Trustee of Assets Deposited with It.

        U.S. Legal Tender or U.S. Government Obligations deposited in trust with the Trustee pursuant to and in accordance with Section 8.4 shall be for the sole benefit of Securityholders and, to the extent (i) the making of such deposit by the Company shall not have been in contravention of any term or provision of any agreement creating or evidencing Senior Indebtedness and (ii) allocated for the payment of Securities, shall not be subject to the subordination provisions of this Article Twelve. Otherwise, any deposit of assets by the

Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of principal of or interest on any Securities shall be subject to the provisions of Section 12.1, 12.2, 12.3 and 12.4; provided, that if prior to the second Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of or interest on any Security) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 12.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

        Section 12.8 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

        No right of any present or future holders of any Senior Indebtedness to enforce subordination provisions contained in this Article Twelve shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, restate, supplement, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

        Section 12.9 Securityholders Authorize Trustee to Effectuate Subordination of Securities.

        Each Holder of the Securities by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action in accordance with the terms of this Indenture as may be necessary or appropriate to effectuate the subordination provisions contained in this Article Twelve and to protect the rights of the Holders pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representative are or is hereby authorized to have the right to file and are or is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness or their representative to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness or their representative to vote in respect of the claim of any Securityholder in any such proceeding.

        Section 12.10  Right of Trustee to Hold Senior Indebtedness.

        The Trustee shall be entitled to all of the rights set forth in this Article Twelve in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

        Section 12.11  Article Twelve Not to Prevent Events of Default.

        The failure to make payment on account of principal of or interest on the Securities by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of a Default or an Event of Default under
Section 6.1 or in any way prevent the Holders from exercising any right hereunder other than the right to receive payment on the Securities.

        Section 12.12 No Fiduciary Duty of Trustee to Holders of Senior Indebtedness.

        The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of Securities or the Company or any other person, cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise. Nothing in this

Section 12.12 shall affect the obligation of any other such person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness of their representative.

                                 ARTICLE XIII
                                MISCELLANEOUS

        Section 13.1  TIA Controls.

        If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of Section 318(c) of the TIA, the imposed duties, upon qualification of this Indenture under the TIA, shall control.

        Section 13.2  Notices.

        Any notices or other communications to the Company, any Guarantor or the Trustee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

        if to the Company or any Guarantor:

                              Rykoff-Sexton, Inc.
                               Executive Offices
                              761 Terminal Street
                        Los Angeles, California  90021
                       Attention: Mark Van Stekelenburg
                         Telecopy No.: (213) 486-9760

        if to the Trustee:

                         Norwest Bank Minnesota, N.A.
                          Corporate Trust Department
                               Sixth & Marquette
                         Minneapolis, Minnesota  55479
                         Attention: Carter G. Dreblow
                         Telecopy No.: (612) 667-9825

        The Company or the Trustee by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

        Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

        Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

        Section 13.3  Communications by Holders with Other Holders.

        Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

        Section 13.4  Certificate and Opinion as to Conditions Precedent.

        Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                        (1) an Officers' Certificate (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                        (2) an Opinion of Counsel (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

        Section 13.5  Statements Required in Certificate or Opinion.

        Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                        (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (4) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with provided, however, that with respect to matter of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

        Section 13.6  Rules by Trustee, Paying Agent, Registrar.

        The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

        Section 13.7  Legal Holidays.

        A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

        Section  13.8  Governing Law.

        THIS INDENTURE, THE SECURITIES AND ANY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY AND ANY GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES AND ANY GUARANTEE, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AND ANY GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

        Section  13.9  No Adverse Interpretation of Other Agreements.

        This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

        Section  13.10  No Recourse against Others.

        A director, officer, employee, stockholder or incorporator, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities, this Indenture or any Guarantee or for any claim based on, in respect of or by reason of such obligations or their creations. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

        Section  13.11  Successors.

        All agreements of the Company and any Guarantor in this Indenture, the Securities and any Guarantee shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

        Section  13.12  Duplicate Originals.

        All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

        Section  13.13  Severability.

        In case any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

        Section  13.14  Table of Contents, Headings, Etc.

        The Table of Contents, Cross-Reference Table and Headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                  SIGNATURES

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                        RYKOFF-SEXTON, INC.

                                        By: /s/ Richard J. Martin
                                            -----------------------
                                            Name:  Richard J. Martin
                                            Title: Senior Vice President and
                                                     Chief Financial Officer

[Seal]

Attest: /s/
      ---------------------

                                        NORWEST BANK MINNESOTA, N.A.,
                                        as Trustee

                                        By:  /s/ Carter G. Dreblow
                                        -----------------------
                                        Name:  Carter G. Dreblow
                                        Title: Vice President

Attest: /s/
      ---------------------

                                   EXHIBITS

                           Exhibit A - Form of Note

                   Exhibit B - Form of Indenture Guarantee

                                                                       Exhibit A

                                [FORM OF NOTE]

                              RYKOFF-SEXTON, INC.

                        8-7/8% SENIOR SUBORDINATED NOTE
                                   DUE 2003

No.                                                    $

        RYKOFF-SEXTON, INC., a Delaware corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____, or registered assigns, the principal sum of ______ Dollars, on November 1, 2003.

        Interest Payment Dates: May 1 and November 1.

        Record Dates: April 15 and October 15.

        Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

        IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed under its corporate seal.

        Dated:

                                         RYKOFF-SEXTON, INC.

                                         By:
                                            -------------------------
 Attest:

------------------------
Secretary
[Seal]

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

        This is one of the Securities described in the within-mentioned
Indenture.

                                        NORWEST BANK MINNESOTA, N.A.,
                                        as Trustee

                                        By:
                                           --------------------------
                                              Authorized Signatory

Dated:

                             RYKOFF-SEXTON, INC.

                       8-7/8% SENIOR SUBORDINATED NOTE
                                   DUE 2003

1. Interest.

        RYKOFF-SEXTON, INC., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at a rate of 8-7/8% per annum. To the extent it is lawful, the Company promises to pay interest on 8-7/8% per annum compounded semi-annually.

        The Company will pay interest semi-annually on May 1 and November 1 of each year (each, an "Interest Payment Date"), commencing May 1, 1994. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 1, 1993. Interest will be computed on the basis of a 360-day year for the actual number of days elapsed.

2. Method of Payment.

        The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by its check payable in U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or the Company may mail any such interest payment to a Holder at the Holder's registered address.

3. Paying Agent and Registrar.

        Initially, Norwest Bank Minnesota, N.A. (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4. Indenture

        The Company issued the Securities under an Indenture, dated as of November 1, 1993 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the TIA, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are unsecured senior subordinated obligations of the Company limited in aggregate principal amount to $130,000,000.

5. Redemption.

        The Securities may be redeemed at the election of the Company, in whole or in part, at any time on and after November 1, 1998, at the Redemption Price (expressed as a percentage of principal amount) set forth below with respect to the twelve-month period beginning November 1 of the years indicated below, in each case, together with any accrued but unpaid interest to the Redemption Date. The Securities may not be so redeemed before November 1, 1998.

Year                                    Redemption Price
----                                    ----------------
1998.................................        104.44%
1999.................................        102.96%
2000.................................        101.48%
2001 and thereafter..................        100.00%

        The Securities may be redeemed at the election of the Company, in whole or in part, at any time on or prior to November 1, 1998, within 180 days notice at a redemption price equal to the sum of (i) the principal amount thereof plus
(ii) accrued and unpaid interest, if any, to the redemption date plus (iii) the Applicable Premium.

        Any such redemption will comply with Article Three of the Indenture.

6. Notice of Redemption.

        Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part.

        Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Trustee or the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price and any accrued and unpaid interest to the Redemption Date.

7. Denominations; Transfer; Exchange.

        The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption.

8. Persons Deemed Owners.

        The registered Holder of a Security may be treated as the owner of it for all purposes.

9. Unclaimed Money.

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10. Discharge Prior to Redemption or Maturity.

        If the Company at any time deposits into an irrevocable trust with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Securities).

11. Amendment; Supplement; Waiver.

        Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, or make any other change that does not adversely affect the rights of any Holder of a Security.

12. Restrictive Covenants.

        The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect to its Capital Stock, enter into transactions with Affiliates, incur Liens, sell assets, merge or consolidate with any other person and sell, lease, transfer or otherwise dispose of substantially all of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on complaince with such limitations.

13. Ranking.

        Payment of principal, premium, if any, and interest on the Securities is subordinated, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness.

14. Change of Control

        In the event there shall occur any Change of Control, each Holder of Securities shall have the right, at such Holder's option but subject to the limitations and conditions set forth in the Indenture, to require the Company to purchase on the Change of Control Purchase Date in the manner specific in the Indenture, all or any part (in integral multiples of $1,000) of such Holder's Securities at a Change of Control Purchase Price equal to 101% of the principal amount thereof, together with accrued and unpaid interest, if any, to the Change of Control Purchase Date.

15. Successors.

        When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

16. Defaults and Remedies.

        In an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holder of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest), if it determines that withholding notice is in their interest.

17. Trustee Dealings with Company.

        The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

18. No Recourse Against Others.

        No stockholder, director, officer, employee or incorporator, as such, past, present or future, of the Company, any Guarantor or any successor corporation shall have any liability for any obligation of the Company or any Guarantor under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

19. Authentication.

        This Security shall not be valid until the Trustee or authenticating agent signs the certificates of authentication on the other side of this Security.

20. Abbreviations and Defined Terms.

        Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian), and U/G/M/A ( = Uniform Gifts to Minors Act).

21. CUSIP Numbers.

        Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                             [FORM OF ASSIGNMENT]

                       I or we assign this Security to

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
            (Print or type name, address and zip code of assignee)

Please insert Social Security or other identifying number of assignee _______________ and irrevocably appoint _____________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                  Signed:
     _________________         ______________________________________

____________________________________________________________________________
                     (Sign exactly as the name appears on
                       the other side of this Security)

                      OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Security purchased by the Company pursuant to Section 4.14 or Article Eleven of the Indenture, check the appropriate box:

                [_] Section 4.14        [_] Article Eleven

        If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.14 or Article Eleven of the Indenture, as the case may be, state the amount you want to be purchased: $________

Date:                    Signature:
     -----------------             -----------------------------------
                                    (Sign exactly as your name appears
                                    on the other side of this
                                    Security)

Signature Guarantee:
                    ---------------------------------------

                                                                       Exhibit B

                         [FORM OF INDENTURE GUARANTEE]

        For value received,_________________________________, a ______________
corporation, hereby unconditionally guarantees to the Holder of the Note upon which this Guarantee is endorsed the due and punctual payment, on a subordinated basis, of the principal of, premium, if any, and interest on such Note when and as the same shall become due and payable according to the terms of such Note and the Indenture. The Guarantee of the Note upon which this Guarantee is endorsed will not become effective until the Trustee signs the certificate of authentication on such Note.

                            [GUARANTOR]


                By:
                   ----------------------------------------

                Attest:
                      -------------------------------------


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